SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

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Transax International Limited
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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
____________________

TO BE HELD ON FEBRUARY 29, 2012

We will hold a special meeting of the shareholders of Transax International Limited at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida  33441 on February 29, 2012 at [•] local time.  At the special meeting you will be asked to vote on:

•
the reincorporation of our company from Colorado to Florida, which will include a change in our corporate name to “Big Tree Group, Inc.” and a 700:1 reverse stock split of our outstanding common stock, and

•	any other business as my properly come before the meeting.

The board of directors has fixed the close of business on January 30, 2012 as the record date for determining the shareholders that are entitled to notice of and to vote at the special meeting and any adjournments thereof.

All shareholders are invited to attend the special meeting in person.  Your vote is important regardless of the number of shares you own.  Even if you plan to attend the special meeting, to ensure that you vote is counted please vote your shares by proxy following the instructions provided on the proxy which accompanies this proxy statement.

By Order of the Board of Directors

/s/ Wei Lin
Shantou, Guangdong, China                                                             Wei Lin,
February 3, 2012                                                                                   Chief Executive Officer

TRANSAX INTERNATIONAL LIMITED

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TABLE OF CONTENTS
		Page No.

General Information		1
Principal Shareholders		3
Proposal 1 – Reincorporation from Colorado to Florida, including name change and reverse stock split		6
Other Matters		22
Shareholder Proposals to be Presented at the Next Annual Meeting		22
Availability of Annual Report on Form 10-K		23
Shareholders Sharing the Same Last Name and Address		23
Where You Can Find More Information		23

Appendices
Appendix A	Agreement and Plan of Merger
Appendix B	Articles of Merger – Florida
Appendix C	Certificate of Merger – Colorado
Appendix D	Articles of Incorporation – Big Tree
Appendix E	Bylaws – Big Tree
Appendix F	Article 113 of the Colorado Business Corporation Act – Dissenter’s Rights

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING INFORMATION

This proxy statement includes forward-looking statements that relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Words such as, but not limited to, “believe, “expect," “anticipate," “estimate," “intend," “plan," “targets," “likely," “aim," “will," “would," “could," and similar expressions or phrases identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and future events and financial trends that we believe may affect our financial condition, results of operation, business strategy and financial needs. Forward-looking statements include, but are not limited to, statements about:

•	Factors affecting consumer preferences and customer acceptance of new products.
•	Competition in the toy industry.
•	Loss of one or more key customers.
•	Dependence on third-party contract manufacturers.
•	Dependence on certain key personnel.
•	Inability to manage our business expansion.
•	Infringement by third parties on our intellectual property rights.
•	Our inadvertent infringement of third-party intellectual property rights.
•	PRC government fiscal policy that affect real estate development and consumer demand.
•	Availability of skilled and unskilled labor and increasing labor costs.

i

•	Lack of insurance coverage and the impact of any loss resulting from product liability or third party liability claims or casualty losses.
•	Violation of Foreign Corrupt Practices Act or China anti-corruption laws.
•	Economic, legal restrictions and business conditions in China.
•	Dilution attributable to our convertible preferred stock.
•	Impact of proposed reverse stock split of our outstanding common stock.
•	Limited public market for our common stock.
•	Potential conflicts of interest between our controlling shareholders and our shareholders.

You should read thoroughly this proxy statement and the documents that we refer to herein with the understanding that our actual future results may be materially different from and/or worse than what we expect. We qualify all of our forward-looking statements by these cautionary statements including those made in “Risk Factors" in our Current Report on Form 8-K as filed with the SEC on January 6, 2012.   Moreover, we operate in an evolving environment. New risk factors emerge from time to time and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Except for our ongoing obligations to disclose material information under the Federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.  These forward-looking statements speak only as of the date of this proxy statement, and you should not rely on these statements without also considering the risks and uncertainties associated with these statements and our business.

ii

Shareholders Should Read the Entire Proxy Statement
Carefully Prior to Returning Their Proxies

PROXY STATEMENT
FOR
SPECIAL MEETING OF SHAREHOLDERS

General Information

The accompanying proxy is solicited by the board of directors of Transax International Limited for use at the special meeting of shareholders to be held on February 29, 2012, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  The date of this proxy statement is February 6, 2012, the approximate date on which this proxy statement and the enclosed proxy were first sent or made available to our shareholders.

This proxy statement and the accompanying proxy card are being mailed to owners of our common shares and Series C convertible preferred stock in connection with the solicitation of proxies by the board of directors for the special meeting. This proxy procedure is necessary to permit all shareholders entitled to notice of and to vote at the special meeting, many of whom live throughout the United States and overseas and are unable to attend the special meeting in person, to vote. We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.

Voting Securities.  Only our shareholders of record as of the close of business on January 30, 2012, the record date for the special meeting, that own shares of our securities which have voting rights will be entitled to vote at the meeting and any adjournment thereof.  Our voting securities include our common stock and our Series C convertible preferred stock.  As of that date, there were 96,078,960 shares of our common stock and 6,500,000 shares of our Series C convertible preferred stock issued and outstanding, all of which are entitled to vote together as a single class with respect to all matters to be acted upon at the special meeting.  Each holder of record of our common stock as of that date is entitled to one vote for each share held, and the holder of our Series C convertible preferred stock is entitled to the number of votes equal to the number of shares of our common stock into which the Series C convertible preferred stock is convertible. In accordance with our by-laws, the presence of at least 33 ⅓% of the voting power, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum which is required in order to hold the special meeting and conduct business.  Presence may be in person or by proxy.  You will be considered part of the quorum if you voted on by telephone, by facsimile or by properly submitting a proxy card or voting instruction form by mail, or if you are present and vote at the special meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

Broker Non-Votes.  A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters.   The proposal which will be voted upon at our special meeting is considered a non-routine matter.

Voting of Proxies.  All valid proxies received prior to the meeting will be exercised.  All shares represented by a proxy will be voted, and where a proxy specifies a shareholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted by the individual named on the proxy card as recommended by the board of directors.  A shareholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is exercised, by delivering to our Corporate Secretary a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person. A shareholder wanting to vote in person at the special meeting and holding shares of our common stock in street name must obtain a proxy card from his or her broker and bring that proxy card to the special meeting, together with a copy of a brokerage statement reflecting such share ownership as of the record date.

Approval of the Proposal.  The approval of Proposal 1 will require the affirmative vote of a majority of the votes cast.

Board of Directors Recommendations.  The board of directors recommends a vote FOR Proposal 1.

Dissenter’s Rights.  The holders of our common stock, our Series B convertible preferred stock and our Series C convertible preferred stock have dissenter's rights under the Colorado Business Corporations Act with respect to the Proposal 1.  Shareholders should carefully review the section entitled "Dissenters' (Appraisal) Rights” beginning on page 14.

Attendance at the Meeting.  You are invited to attend the special meeting only if you were a Transax shareholder or joint holder as of the close of business on January 30, 2012, the record date, or if you hold a valid proxy for the special meeting. In addition, if you are a shareholder of record (owning shares in your own name), your name will be verified against the list of registered shareholders on the record date prior to your being admitted to the special meeting.  If you are not a shareholder of record but hold shares through a broker or nominee (in street name), you should provide proof of beneficial ownership on the record date, such as a recent account statement or a copy of the voting instruction card provided by your broker or nominee. The meeting will begin at [•] local time. Check-in will begin at [•] local time.

Communication with our Board of Directors.  You may contact any of our directors by writing to them c/o Transax International Limited, South Part I-101, Nanshe Area, Pengnan Industrial Park, North Yingbinbei Road, Waisha Town, Longhu District, Shantou, Guangdong, China  515023. Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication. We may initially receive and process communications before forwarding them to the applicable director.  We generally will not forward to the directors a shareholder communication that is determined to be primarily commercial in nature, that relates to an improper or irrelevant topic, or that requests general information about Transax.  Concerns about accounting or auditing matters or communications intended for non-management directors should be sent to the attention of the Chairman of the Board at the address above. Our directors may at any time review a log of all correspondence received by our company that is addressed to the independent members of the board and request copies of any such correspondence.

Proxy solicitation.  The cost of soliciting proxies will be borne by us. These costs will include the expense of preparing, assembling, printing and mailing this proxy statement to our record and beneficial owners and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders and obtaining beneficial owner’s voting instructions. We have not retained a proxy solicitor in conjunction with the special meeting. In addition to soliciting proxies by mail, our board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone. We may also solicit proxies by email from shareholders who are our employees or who previously requested to receive proxy materials electronically.

Who can help answer your questions?  If you have additional questions after reading this proxy statement, you may seek answers to your questions by writing, calling or emailing:

Mr. Dore Scott Perler
431 Fairway Drive, Suite 251
Deerfield Beach, FL  33441
(954) 363-7333

PRINCIPAL SHAREHOLDERS

At January 30, 2012, we had 96,078,960 shares of our common stock, 3,362,759 shares of our Series B convertible preferred stock and 6,500,000 shares of our Series C convertible preferred stock issued and outstanding.  Our common stock and our Series C convertible preferred stock represent our classes of voting securities.  Each share of common stock entitles the holder to one vote and each share of Series C convertible preferred stock entitles the holder to a number of votes equal to the number of shares of our common into which such shares are convertible.  The shares of common stock and Series C convertible preferred stock vote together as a single class.  Shares of our Series B convertible preferred stock have no voting rights.  Both the Series B convertible preferred stock and Series C convertible preferred stock are each automatically convertible, without any action of the holders, into shares of our common stock on a one for one basis following the date on which we either file articles of amendment to our articles of incorporation with the Secretary of State of Colorado increasing the number of our authorized shares of our common stock or upon completion of the 1:700 reverse stock split of our common stock discussed in Proposal 1.  The following table sets forth information regarding the beneficial ownership of our voting securities by:

•	each person known by us to be the beneficial owner of more than 5% of any class of our voting securities;
•	each of our directors;
•	each of our named executive officers; and
•	our named executive officers and directors as a group; and
•	on a proforma basis assuming the approval of Proposal 1 and the completion of a 1:700 reverse stock split of our outstanding common stock.

Unless otherwise indicated, the business address of each person listed is South Part I-101, Nanshe Area, Pengnan Industrial Park, North Yingbingbei Road, Waisha Town, Longhu District, Shantou, Guangdong, China  515023.

The amounts included in the table under “Pre-Reverse Stock Split” give no effect to the issuance of any shares of our common stock upon the automatic conversion of outstanding shares of our Series B convertible preferred stock or Series C convertible preferred stock pursuant to the designations, rights and preferences of those classes of securities.  The amounts included in the table under “Post-Reverse Stock Split” assumes (i) the completion of the reverse stock split described in Proposal 1, (ii) the issuance of 3,362,759 shares of post-reverse stock split common stock upon the automatic conversion of our Series B convertible preferred stock pursuant to its terms, and (iii) the issuance of 6,500,000 shares of our common stock upon the automatic conversion of our Series C convertible preferred stock pursuant to its terms.

The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock or Series C convertible preferred stock, as the case may be, outstanding on that date and all shares of any class of our voting securities issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date.  Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our securities owned by them, except to the extent that power may be shared with a spouse.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership
	Pre-Reverse Stock Split				Post-Reverse Stock Split 1
	Common Stock		Series C Preferred Stock		Common Stock
	No. of Shares	% of Class	No. of Shares	% of Class	No. of Shares	% of Class
Wei Lin 2	0	-	6,500,000	100%	6,500,000	65.0%
Chaojun Lin	0	-	0	-	0	-
Chaoqun Xian	0	-	0	-	0	-
Jiale Cai	0	-	0	-	0	-
All officers and directors as a group (four persons)2	0	-	6,500,000	100%	6,500,000	65.0%
Stephen Walters 3	43,528,076	45.3%	0	-	326,358	3.7%
Carlingford Investments Limited 4	40,593,257	42.2%	0	-	204,155	2.0%
China Direct Industries, Inc. 5	0	-	0	-	3,062,753	30.1%
Lins (HK) Int’l Trading Limited 6	0		6,500,000	100%	6,500,000	65.0%

1           If Proposal 1 is approved at the meeting, the number of our issued and outstanding shares of common stock will be reduced from 96,078,960 shares to approximately 137,256 shares, subject to rounding.  The post-reverse split column assumes the automatic conversion of the Series B convertible preferred stock into 3,362,759 shares of common stock and the automatic conversion of the Series C convertible preferred stock into 6,500,000 shares of common stock, both as described above, thereby increasing the number of issued and outstanding common shares to 10,000,015 shares.

2           Mr. Lin is the chief executive officer of our company and a member of the board of directors. The number of shares of our Series C convertible preferred stock beneficially owned by Mr. Lin in the pre-reverse stock split column includes 6,500,000 shares owned by Lins (HK) Int’l Trading Limited, a company over which Mr. Lin exercises voting and dispositive control, but excludes 6,240,000 shares of our common stock underlying the Series C convertible preferred stock issuable upon exercise of options issued by Lins (HK) Int’l Trading Limited to Mr. Lin at an exercise price of $0.00001 per share. The options were granted to Mr. Lin by Lins (HK) Int’l Trading Limited pursuant to an option agreement described later in this section. The number of shares beneficially owned by Mr. Lin in the post-reverse split column assumes the conversion of the Series C convertible preferred stock into 6,500,000 shares of our common stock, but excludes 6,240,000 shares of common stock subject to the option agreement.  Shares issuable to Mr. Lin under the option agreement were excluded from these computations of beneficial ownership as such shares are included in the shares owned by Lins (HK) Int’l Trading Limited and are already attributable to Mr. Lin.

3           The number of shares of our common stock beneficially owned by Mr. Walters in the pre-reverse stock split column includes:

•	2,934,819 shares owned of record by Mr. Walters, and
•	40,593,257 shares owned of record by Carlingford Investments Limited over which Mr. Walters has sole voting and dispositive control,

but excludes 118,010 shares of our Series B convertible preferred stock owned of record by Mr. Walters and 146,165 shares of our Series B convertible preferred stock owned of record by Carlingford Investments Limited.

The number of shares of our common stock beneficially owned by Mr. Walters in the post-reverse stock split column includes:

•
122,203 shares owned of record by Mr. Walters, which includes 4,193 common shares currently owned adjusted for the reverse stock split and 118,010 shares which will be issued upon the automatic conversion of the Series B convertible preferred stock, and

•
204,155 shares owned of record by Carlingford Investments Limited, which includes 57,990 common shares currently owned adjusted for the reverse stock split and 146,165 shares which will be issued upon the automatic conversion of the Series B convertible preferred stock.

Mr. Walters address is Bali View Block A4/7, Jl. Cirendeu Raya 40 Jakarta Selatan, 13419 Indonesia.

4           The number of shares of our common stock owned by Carlingford Investments Limited in the pre-reverse split column includes 40,593,257 shares owned of record and excludes 146,165 shares of our Series B convertible preferred stock it owns of record.  The number of shares of our common stock owned by Carlingford Investments Limited in the post-reverse split column includes 57,990 common shares currently owned adjusted for the reverse stock split and 146,165 shares which will be issued upon the automatic conversion of the Series B convertible preferred stock.  Carlingford Investments Limited’s address is: 80 Raffles Place, #16-20 UOB Plaza II, Singapore 048624.

5           The number of shares of commons tock owned by China Direct Industries, Inc. in the post-reverse split column includes:

•
2,216,020 shares owned of record by China Direct Investments, Inc., a subsidiary of China Direct Industries, Inc., issuable upon the automatic conversion of shares of our Series B convertible preferred stock, and

•
846,733 shares of our Series B convertible preferred stock owned of record by Capital One Resource Co., Ltd., a subsidiary of China Direct Industries, Inc., issuable upon the automatic conversion of shares of our Series B convertible preferred stock.

James Wang Ph.D., has voting and dispositive control over securities held by China Direct Industries, Inc. whose address is 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441.

6           The number of shares owned by Lins (HK) Int’l Trading Limited in the post-reverse stock split includes shares of our common stock issuable upon the automatic conversion of the Series C convertible preferred stock.  Mr. Wei Lin has voting and dispositive control over securities held by Lins (HK) Int’l Trading Limited. Shares owned by Lins (HK) Int’l Trading Limited are subject to the option agreement.

Option Agreement

Lins (HK) Int’l Trading Limited has entered into an option agreement with Mr. Wei Lin and his wife Ms. Guihong Zheng under which Mr. Lin and Ms. Zheng have a five year right to acquire up to 6,500,000 shares of our common stock from Lins (HK) Int’l Trading Limited upon the occurrence of the conditions described below.  We are not a party to this option agreement.  The shares of our common stock which are subject to this option agreement are shares which Lins (HK) Int’l Trading Limited will receive upon the automatic conversion of our Series C preferred stock.  Under the terms of the option agreement, Mr. Lin has an option to acquire an aggregate of 6,240,000 shares of our common stock and Ms. Zheng has an option to acquire 260,000 shares of our common stock upon the satisfaction of the following conditions:

Condition	Number of Shares which may be acquired
Entry by Transax in the Share Exchange Agreement on December 30, 2011 with Lins (HK) International Trading Limited and Big Tree International Company; this condition has been satisfied.	2,166,667
Transax achieving not less than $30,800,000 in gross revenues, as determined under U.S. generally accepted accounting principles (“GAAP”), for any consecutive 12 months during the period from January 1, 2012 through December 31, 2013.	2,166,667
Transax achieving not less than $2,400,000 in pre-tax profits, as determined under US GAAP, for any consecutive 12 months during the period from January 1, 2012 through December 31, 2013.	2,166,666

PROPOSAL 1

REINCORPORATION OF THE COMPANY
FROM COLORADO TO FLORIDA

Overview

Our board has recommended that our shareholders approve a change in our state of incorporation from Colorado to Florida by means of a merger between our company and its newly formed, wholly-owned subsidiary, Big Tree Group, Inc., which we refer to as Big Tree. In conjunction with the reincorporation, we will change our corporate name and effect a 1:700 reverse stock split of our common stock.  The following is a summary of the material terms of the reincorporation. This summary does not purport to be complete and is qualified in its entirety by reference to the merger agreement, articles of merger, certificate of merger, the articles of incorporation of Big Tree and the bylaws of Big Tree, each in substantially the form attached hereto as Appendix A, Appendix B, Appendix C, Appendix D, and Appendix E, respectively.

The approval of the reincorporation and its completion will not result in any change in our business, management, assets or liabilities. The directors of Big Tree following the reincorporation will be the same as the directors of our company before the reincorporation.  Upon completion of the reincorporation, the rights of our shareholders will be governed by Florida law and the charter documents of Big Tree.  A discussion of some of the material differences between Colorado law and Florida law appear later in this section.  We do not believe that there is a significant difference between corporate fees and taxes in the State of Florida and the State of Colorado.

If Proposal 1 is approved at the special meeting, we anticipate that the reincorporation will be effected as soon as possible following the meeting. However, the exact timing of the effective date of the reincorporation will be determined by our board of directors, following processing by FINRA, based upon our board of directors’ evaluation as to when such action will be most advantageous to us and our shareholders. Our common stock is currently quoted on the Over-the-Counter Bulletin Board, and the implementation of this Proposal 1, if approved at the special meeting, will require processing by FINRA pursuant to Rule 10b-17 of the Securities Exchange Act of 1934 in order for it to be recognized for trading purposes.  We expect to receive FINRA’s clearance prior to the effective date of the reincorporation and the reverse stock split. Our board of directors reserves the right to delay the effectiveness of the reincorporation for up to 12 months following the date of approval of this Proposal 1 at the special meeting.  In addition, our board of directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to determine not to proceed with reincorporation, or any one or more of its components, if, at any time prior to filing of the appropriate documents in Florida and Colorado, our board of directors, in its sole discretion, determines that it is no longer in the best interests of our company and our shareholders to do so.

Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934 and as a result, we are subject to periodic reporting and other requirements. We will continue to be subject to these periodic reporting requirements of the Securities Exchange Act of 1934 following the reincorporation and the reincorporation will not affect the registration of our common stock under the Securities Exchange Act of 1934.

The reincorporation of our company from Colorado to Florida, the name change and the reverse stock split is being presented to our shareholders as one proposal and shareholders will not have the right to separately vote upon the change in domicile, the name change or the reverse stock split. If Proposal 1 is not approved by our shareholders at the special meeting, we will not complete either the change of domicile, name change or reverse stock split.

The Reincorporation

To accomplish the reincorporation from Colorado to Florida, our board unanimously adopted a merger agreement between our company and Big Tree. Under the merger agreement, we, a Colorado corporation, will be merged with and into Big Tree, a Florida corporation. Upon completion of the reincorporation, the name of our company will be “Big Tree Group, Inc.” At the effective time of the reincorporation, each share of our common stock, par value $0.00001 per share, will automatically be converted into 1/700th of a share of common stock of Big Tree.  In addition, we presently have outstanding 3,362,759 shares of Series B convertible preferred stock and 6,500,000 shares of Series C convertible preferred stock.  As described earlier in this proxy under “Principal Shareholders,” both the Series B convertible preferred stock and Series C convertible preferred stock are each automatically convertible, without any action of the holders, into shares of our common stock on a one for one basis following the date on which we either file articles of amendment to our articles of incorporation with the Secretary of State of Colorado increasing the number of our authorized shares of our common stock or upon completion of the 1:700 reverse stock split of our common stock.  On the effective date of the reincorporation, both series of the preferred stock will automatically be converted into shares of Big Tree common stock on a 1:1, post-reverse split basis.

We recently formed Big Tree under the Florida Business Corporation Act, which we refer to as the “FBCA,” for the purpose of effecting the reincorporation. If our shareholders approve the reincorporation and the reincorporation is completed, the FBCA and the articles of incorporation and bylaws of Big Tree will govern the rights of shareholders in the surviving entity. See “Comparative Rights of Shareholders of Transax and Big Tree” below for additional information.

Principal Features of the Reincorporation

When the reincorporation is completed, our separate existence will cease, and Big Tree, to the extent permitted by law, will succeed to all of our business, properties, assets and liabilities. Each share of our common stock issued and outstanding immediately prior to the completion of the reincorporation will, by virtue of the reincorporation, be converted into 1/700th share of common stock of Big Tree. At the effective time of the reincorporation, each share of our Series B convertible preferred stock and Series C convertible preferred stock will automatically convert into one share of Big Tree common stock on a post-reverse split basis.  When the reincorporation is completed, stock certificates which immediately prior to the reincorporation represented our common stock will be deemed for all purposes to represent the 1/700th of a share of Big Tree common stock. Shareholders will not be required to exchange their existing stock certificates for stock certificates of Big Tree. However, following the effective date of the reincorporation, if any stock certificates of our company are submitted to Big Tree or to our transfer agent for transfer, or if any shareholder so requests, a new stock certificate representing the appropriate number of Big Tree shares will be delivered to the transferee or holder of such shares. This exchange of securities will be exempt from the registration requirements of the Federal securities laws.

The reincorporation will not result in any change in our business, management, assets or liabilities. The directors of Big Tree following the reincorporation will be the same as the directors of our company before the reincorporation. On the effective date of the reincorporation, the Big Tree common stock will be eligible for quotation on the OTC Bulletin Board, where our common stock is currently quoted, under our new name and giving effect to the reverse stock split.

Under the merger agreement, each option to purchase shares of our common stock outstanding immediately prior to the effective date of the reincorporation will become an option to purchase 1/700th of a share of Big Tree common stock, at seven hundred (700) times the exercise price of such of option immediately prior to the effective date, subject to the same terms and conditions as set forth in the agreement under which such option was granted. Big Tree will continue all our employee benefit plans and other agreements and arrangements, including our 2004 Stock Option Plan, on the same terms and subject to the same conditions as in effect prior to the reincorporation.

The reincorporation does not require the approval of any Federal or state regulatory agency.

Purpose of the Change of Domicile; Potential Disadvantages of the Change of Domicile

Florida's corporate laws allow shareholders holding a majority of voting power to approve by written consent most corporate actions whereas Colorado laws require such approval to be approved by all the shareholders (other than minor administrative changes to the articles of  incorporation).  Since a majority of our voting securities are held by a limited number of holders, the requirement of a shareholders meeting to approve each and every corporate action is, in the opinion of our board of directors, an unnecessary cost and burden on a small business concern such as our company.  Colorado is one of the few states with a unanimous written consent approval requirement for approval of almost all corporate actions requiring shareholder approval.

While our board believes that the foregoing benefit is significant, our shareholders may find the reincorporation disadvantageous for several reasons.  Florida law has been criticized by some commentators and institutional shareholders on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. The FBCA, and the articles and bylaws of Big Tree contain provisions that may restrict or discourage takeover attempts, may render less likely a takeover opposed by the board and may make removal of the board or management more difficult. For these reasons, the interests of the board of directors, management and affiliated shareholders in voting on the reincorporation proposal may not be the same as those of unaffiliated shareholders.

Reasons for the Name Change and Reverse Stock Split

Our company was incorporated in the State of Colorado in 1987 and prior to April 4, 2011, through our subsidiary, Medlink Conectividade em Saude Ltda, we were an international provider of information network solutions specifically designed for healthcare providers and health insurance companies.  On April 4, 2011, we sold 100% of our interest in this operating subsidiary, and from April 4, 2011 through December 30, 2011, we had no revenues and were seeking, through a merger or similar transaction, an operating business.

By way of background, in March 2011 Lins (HK) International Trading Limited (“BT Hong Kong”), was formed in Hong Kong and in April 2011, BT Hong Kong acquired 100% of the equity interest in Big Tree International Company, a Brunei company, ("BT Brunei").  Thereafter, in July 2011 BT Brunei acquired 100% of the equity interest in Shantou Big Tree Toys Co., Ltd. (“BT Shantou”) from its shareholders, Mr. Wei Lin and his wife, Ms. Guihong Zheng.  In October 2011, BT Shantou received its business license as a wholly foreign owned enterprise that recognizes BT Brunei as its sole shareholder.

On December 30, 2011, we entered into a share exchange agreement with BT Brunei and its shareholder BT Hong Kong. Under the share exchange agreement, we agreed to exchange 6,500,000 shares of our Series C convertible preferred stock in exchange for 100% of the issued and outstanding shares of BT Brunei from its sole shareholder BT Hong Kong.  Each share of the Series C convertible preferred stock is convertible into one share of our common stock after giving effect to the reverse stock split and will represent approximately 65% of Big Tree’s issued and common stock. The transaction was accounted for as a reverse merger and recapitalization of BT Brunei whereby BT Brunei is considered the acquirer for accounting purposes and the 6,500,000 shares of our Series C convertible preferred stock are accounted for as paid in capital of our company. As a result of the consummation of the share exchange, BT Brunei and BT Shantou are now our wholly-owned subsidiaries.  Following this transaction, our main business focus is to function as a “one stop shop” for the sourcing, distribution and specialty manufacturing of toys and related products.  We conduct these operations through our subsidiary Shantou Big Tree Toys Co., Ltd. (“BT Shantou”) which is located in Shantou City of Guangdong province, the geographical region well-known for toys manufacturing and exporting in China.  Our board of directors believes that it is advantageous to us to change the name of our company to reflect our current operations and provide for consistent branding throughout our organization.

As compensation for services under the December 30, 2011 consulting agreement we entered into with China Direct Investments, Inc. and its affiliate Capital One Resource Co., Ltd. (collectively, “China Direct”), we agreed to issue China Direct an aggregate of 2,542,743 shares of our Series B convertible preferred stock.  Each share of the Series B Preferred Stock is convertible into one share of our common stock after giving effect to the reverse stock split. The services provided to us by China Direct included an evaluation of several different business opportunities, including the acquisition of BT Brunei and BT Shantou. The Series B convertible preferred stock will be accounted for as an expense of our company prior to the reverse merger and recapitalization with BT Brunei and the resulting effect in net equity was eliminated upon completion of the reverse merger and recapitalization with BT Brunei.  In addition, on December 30, 2011, we entered into debt exchange agreements with the holders of $848,878 in our outstanding debt whereby we agreed to exchange 820,016 shares of our Series B convertible preferred stock for this debt.

As disclosed in our Current Report on Form 8-K as filed with the Securities and Exchange Commission on January 6, 2012, in determining the structure of the share exchange agreement with BT Brunei and BT Hong Kong, and the exchange of debt for equity, we determined to seek approval for the reverse stock split so as to enable us to quickly consummate these transactions within our existing capital structure.  Based on our capitalization at the time we were negotiating to acquire BT Brunei, we only had approximately 3,921,040 shares, or 3.9%, of our total authorized and unissued common stock available for issuance, excluding shares underlying outstanding options. These shares were not sufficient to complete the acquisition of BT Brunei. In order to enable us to complete this acquisition on terms acceptable to BT Brunei and pay the fees payable to China Direct due under our consulting agreement with that firm, we agreed to pay the purchase price for the acquisition, as well as the fees payable to China Direct, through our issuance of convertible preferred stock which has automatic conversion features.

Comparative Rights of Shareholders of Transax and Big Tree

Upon completion of the reincorporation, our shareholders, whose shareholder rights are currently governed by the Colorado Business Corporations Act, which we refer to as the CBCA, and our amended and restated articles of incorporation and bylaws, which we refer to collectively as the Colorado Charter Documents, will become shareholders of Big Tree whose rights will be governed by the FBCA and the articles of incorporation and bylaws for Big Tree, which we refer to collectively as the Florida Charter Documents. Copies of the Florida Charter Documents which are proposed to be in effect upon the completion of the reincorporation appear in this proxy statement as Appendices D and E.

Under the current Colorado Charter Documents, the authorized capital consists of 100,000,000 shares of common stock, par value $0.00001 per share, and 20,000,000 shares of preferred stock, no par value. The approval of the reincorporation will result in the same number of shares of authorized preferred and common stock of Big Tree as under the current Colorado Charter Documents, but the par value of the preferred stock will change to $0.00001 per share.

In most respects, the rights of holders of Big Tree’s common stock will be similar to those of our company as a Colorado corporation. The following summarizes the material differences between the rights of holders of our common stock and Big Tree common stock, but is not a complete statement of the rights of shareholders under applicable Florida law and the Florida Charter Documents as compared to the CBCA and the Colorado Charter Documents. This summary is qualified in its entirety by reference to the CBCA and the FBCA.

Authorized Capital

Our authorized capital current consists of 100,000,000 shares of common stock, par value $0.00001 per share, and 20,000,000 shares of preferred stock, no par value.  The preferred stock, which is commonly referred to as “blank check” preferred, is issuable in such series and with such designations, rights and preferences as our board of directors may determine from time to time.  Currently, the board has designated a series of 5,000,000 shares of Series B convertible preferred stock and a series of 6,500,000 shares of Series C convertible preferred stock.  At the effectiveness of the reincorporation the shares of Series B convertible preferred stock and Series C convertible preferred stock will automatically convert into shares of Big Tree common stock on a 1:1 post-reverse split ratio.  None of our shareholders have any preemptive rights.

Big Tree’s authorized capital current consists of 100,000,000 shares of common stock, par value $0.00001 per share, and 20,000,000 shares of blank check preferred stock, par value $0.00001 per share.  Big Tree has no designated series of preferred stock.  The assignment of par value to the blank check preferred stock and the absence of any designated series of preferred stock are the only differences between our authorized capital and Big Tree’s.  None of Big Tree’s shareholders have any preemptive rights.

Voting and Certain Other Rights

Each share of our common stock is entitled to one vote on all matters submitted to a vote of our shareholders.  The shares of our Series B convertible preferred stock do not have any voting rights, except as may be granted under Colorado law.  The shares of our Series C convertible preferred stock are entitled to a number of votes equal to the number of shares of our common into which such shares are convertible.  The shares of common stock and Series C convertible preferred stock vote together as a single class.  In addition, the holders of our Series C convertible preferred stock are entitled to elect two members of our board of directors, voting separately as a class.

Each share of Big Tree common stock is entitled to one vote on all matters submitted to a vote of shareholders.  Any voting rights which may be attributable to any series of preferred stock as may be designated by Big Tree’s board of directors in the future will be determined at that time.  As with any blank check preferred stock, it is possible that Big Tree’s board of directors will create a series of preferred stock which has voting rights which are equal to or superior to those of the common shareholders.

Holders of our common stock have no rights to convert those shares into any other class of our securities or otherwise.  Each outstanding share of Series B convertible preferred stock and Series C convertible preferred stock is automatically convertible, without any action of the holders, into shares of our common stock on a one for one basis following the date on which we either file articles of amendment to our Florida Charter Documents increasing the number of our authorized shares of our common stock or upon completion of the reverse stock split.

Holders of Big Tree’s common stock have no rights to convert those shares into any other class of our securities or otherwise.

Neither our shares of common stock nor Big Tree’s shares of common stock are redeemable.

Voting Rights of 'Non-Voting' Stock on Extraordinary Transactions

Under the CBCA, the holders of our common stock and our Series C convertible preferred stock together with the holders of shares of our Series B convertible preferred stock, even though those shares are non-voting, each have the right to vote, as a separate class on, among other things, the following two extraordinary transactions:

•           a plan of merger or a plan of share exchange if such merger or share exchange would:

•	increase or decrease the aggregate number of authorized shares of the class;
•	effect an exchange or reclassification of all or part of the shares of the class into shares of another class;
•	effect an exchange or reclassification, or create the right of exchange, of all or part of the shares of another class into shares of the class;
•	change the designation, preferences, limitations, or relative rights of all or part of the shares of the class;
•	change the shares of all or part of the class into a different number of shares of the same class;
•	create a new class of shares having rights or preferences with respect to distributions or dissolution that are prior, superior, or substantially equal to the shares of the class;

•
increase the rights, preferences, or number of authorized shares of any class that, after giving effect to the amendment, have rights or preferences with respect to distributions or to dissolution that are prior, superior, or substantially equal to the shares of the class;

•	limit or deny an existing preemptive right of all or part of the shares of the class; or
•	cancel or otherwise affect rights to distributions or dividends that have accumulated but have not yet been declared on all or part of the shares of the class, and
•	a proposal to dissolve the corporation or a proposal to revoke the dissolution of the corporation.

In addition, under the CBCA, the holders of our common stock and each series of our preferred stock may be entitled to vote, as a separate class, on any sale, lease, exchange or other disposition of all or substantially all of our property and assets other than in the ordinary course of business.

Under FBCA, the holders of Big Tree common stock retain the same class voting rights that such holders have under the CBCA.  While our shares of Series B convertible preferred stock and Series C convertible preferred stock will automatically convert into shares of Big Tree common stock as part of the reincorporation, should Big Tree designate and issue shares of preferred stock in the future, the FBCA will entitle those shares of preferred stock to vote on any stock  exchange or stock reclassification if such transaction would:

•	or could cause all or part of the shares of preferred stock to be exchanged or reclassified as shares of another class of stock;
•	change the authorized number of, or change the designation, rights, preferences or limitations of all or part of the preferred stock;
•
create a new class of stock, or, increase the authorized number, rights or preferences of a class of stock, and such changes would grant that class prior or superior distribution or dissolution rights or preferences than those of the preferred stock;

•	limit or deny existing pre-emptive rights of all or part of shares of another class of stock; or
•	cancel or otherwise affect the rights to distributions or dividends that have accumulated but not yet been declared on all or part of the shares of a class of stock.

Under the FBCA, the shares of the preferred stock would be entitled to vote as a separate class on any stock exchange or stock reclassification that involves any of the changes contemplated above.  If the changes entitle the holders of two or more classes or series of stock to vote as a separate class on the proposed stock exchange or stock reclassification, and the proposed stock exchange or stock reclassification would affect those two or more classes or series of stock in substantially the same way, then under the FBCA, the shareholders of those two or more classes or series of stock must vote together as a single class on the proposed stock exchange or stock reclassification.

Vote Required for Election of Directors; Cumulative Voting

The Colorado Charter Documents provide that a majority of the shares entitled to vote for directors is required in order to elect a director. Under the CBCA, shareholders have the right to cumulate their votes in the election of directors unless otherwise provided in the articles of incorporation.  In addition, the CBCA provides that, absent a provision to the contrary in a corporation's articles of incorporation, the election of directors will be by a plurality vote of the shareholders entitled to vote.  The Colorado Charter Documents prohibit cumulative voting.  As set forth above, the holder of the Series C convertible preferred stock has the right to elect two directors.

Unless otherwise provided in the articles of incorporation, FBCA allows directors to be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.  Each shareholder who is entitled to vote at an election of directors has the right to vote the number of shares owned by him or her for as many persons as there are directors to be elected and for whose election the shareholder has a right to vote. Shareholders do not have a right to cumulate their votes for directors unless the articles of incorporation so provide.  The Florida Charter Documents do not contain this right.

Action by Shareholders Without a Meeting

As required by the CBCA, the Colorado Charter Document provide that:

•	any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting if all of the shareholders entitled to vote thereon consent to such action in writing, and
•
action by written consent is to be effective as of the date the last writing necessary to effect the action is received by the secretary of the corporation, unless all of the written consents necessary to effect the action specify a later date as the effective date of the action.

Unless otherwise provided in the articles of incorporation, action required or permitted by the FBCA to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted.  In order to be effective, the action must be evidenced by one or more written consents describing the action taken, dated and signed by approving shareholders having the requisite number of votes of each voting group entitled to vote thereon, and delivered to the corporation by delivery to its principal office in this state, its principal place of business, the corporate secretary, or another officer or agent of the corporation having custody of the book in which proceedings of meetings of shareholders are recorded.  No written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the date of the earliest dated consent delivered in the manner required by the section, written consents signed by the number of holders required to take action are delivered to the corporation by delivery as set forth in the  section.  Within 10 days after obtaining such authorization by written consent, notice must be given to those shareholders who have not consented in writing or who are not entitled to vote on the action.  The notice shall fairly summarize the material features of the authorized action and, if the action be such for which dissenters' rights are provided under this act, the notice shall contain a clear statement of the right of shareholders dissenting therefrom to be paid the fair value of their shares upon compliance with further provisions of the FBCA regarding the rights of dissenting shareholders.

Classified Board of Directors

Colorado and Florida both permit a corporation’s bylaws to provide for a classified board of directors. Both Colorado and Florida permits a maximum of three classes of directors.  Neither we nor Big Tree have adopted a classified board of directors.

Removal of Directors

The CBCA provides that any director may be removed, with or without cause, only by the holders of our voting securities and only if the votes cast in favor of removal exceed the votes cast against removal.

Under the FBCA, the shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. Removal may be by a majority of the votes entitled to vote. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove him or her.  If cumulative voting is authorized, a director may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against his or her removal.  If cumulative voting is not authorized, a director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast not to remove him or her. A director may be removed by the shareholders at a meeting of shareholders, provided the notice of the meeting states that the purpose, or one of the purposes, of the meeting is removal of the director.

Notice of Adjournments and Other Actions

Consistent  with the CBCA, the Colorado Charter Documents requires that:

•	if the authorized shares of the corporation are to be increased, at least 30 days' notice shall be given to the shareholders of record, and
•
if a shareholder meeting is adjourned for more than 120 days (in which case a new record date is to be fixed by the board of directors), notice shall be given to record holders as of the new record date.

Under the FBCA, unless the bylaws require otherwise, if an annual or special shareholders' meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before an adjournment is taken, and any business may be transacted at the adjourned meeting that might have been transacted on the original date of the meeting.  If a new record date for the adjourned meeting is or must be fixed under the FBCA, however, notice of the adjourned meeting must be given to persons who are shareholders as of the new record date who are entitled to notice of the meeting.

Record Date

Consistent with the CBCA, the Colorado Charter Document provide that with respect to all actions requiring the fixing of a record date (including distributions) other than a shareholder action by written consent,  the record date is not more than 70 days before the meeting or action requiring a determination of shareholders.  With respect to shareholder action by written consent, the record date is the date on which writing upon which the action is taken is first received by the corporation.

Under the FBCA, if not otherwise provided by or pursuant to the bylaws, the record date for determining shareholders entitled to notice of and to vote at an annual or special shareholders' meeting is the close of business on the day before the first notice is delivered to shareholders. A record date may not be more than 70 days before the meeting or action requiring a determination of shareholders. A determination of shareholders entitled to notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the board of directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

Amendment to the Articles of Incorporation

Under the CBCA, amendments to the Colorado Articles, other than ministerial amendments authorized by the directors without shareholder action, may be proposed by our board of directors or by the holders of shares representing at least 10% of all of the votes entitled to be cast on the amendment. The board of directors must recommend the amendment to the shareholders, unless the amendment is being proposed by the shareholders, or unless the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

Under the FBCA, Big Tree may amend its articles of incorporation at any time to add or change a provision that is required or  permitted in the articles of incorporation or to delete a provision not required in the Florida Charter Documents.  Whether a provision is required or permitted in the articles of incorporation is determined as of the effective date of the amendment.  A shareholder of Big Tree does not have a vested property right resulting from any provision in the articles of incorporation, including provisions relating to management, control, capital structure, dividend entitlement, or purpose or duration of the corporation.  For the amendment to be adopted, the board of directors must recommend the amendment to the shareholders, unless the board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment, and the shareholders entitled to vote on the amendment must approve the amendment by a greater vote or a vote by voting groups, the amendment to be adopted must be approved by a majority of the votes entitled to be cast on the amendment by any voting group with respect to which the amendment would create dissenters' rights.

Amendment to the Bylaws

The Colorado Charter Documents provide that the board of directors of our shareholders may amend, restate or repeal our bylaws.

Under the FBCA, a Florida corporation’s board of directors may amend or repeal its bylaws unless:

•	the articles of incorporation or FBCA reserves the power to amend the bylaws generally or a particular bylaw provision exclusively to the shareholders; or
•
the shareholders, in amending or repealing the bylaws generally or a particular bylaw provision, provide expressly that the board of directors may not amend or repeal the bylaws or that bylaw provision.

Big Tree’s shareholders may amend or repeal the corporation's bylaws even though the bylaws may also be amended or repealed by its board of directors.

Dissolution

Under the CBCA, our the board of directors may submit a proposal of voluntary dissolution of our company to our shareholders who are entitled to vote thereon.  Our board of directors must recommend such dissolution to the shareholders as part of the dissolution proposal, unless our board of  directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders.  Unless the CBCA or the Colorado Charter Documents, or the board of directors require a greater vote, the proposal to dissolve shall be approved by each voting group entitled to vote separately on the proposal by a majority of all the votes entitled to be cast on the proposal by that voting group.  The Colorado Charter Documents do not contain any provisions requiring a greater vote.

Under the FBCA, Big Tree’s board of directors must recommend dissolution to the shareholders, unless the board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders.  The shareholders entitled to vote must approve the proposal to dissolve, unless the Florida Charter Documents require a greater vote or a vote by voting groups, by a majority of all the votes entitled to be cast on that proposal.  The Florida Charter Documents do not contain any provisions requiring a greater vote.

Dividends

The CBCA permits our board of directors to declare dividends from funds legally available for that purpose.  This provision is subject to the CBCA requirement that the payment of distributions is generally permissible unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they become due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if we were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of our company are greater than those of the shareholders receiving the dividend.  Because Colorado law dispenses with the concepts of par value of shares as well as statutory definitions of capital and surplus, this limitation is the only limitation with respect to the declaration of dividends by our board of directors.  The holders of our Series B convertible preferred stock and Series C convertible preferred stock are not entitled to cash dividends.  While these shares are outstanding, should we declare a dividend payable in shares of our common stock, the holders of our Series B convertible preferred stock and Series C convertible preferred stock would be entitled to participate in the dividend, with the number of dividend shares to be received determined by multiplying the conversion rate then in effect by a fraction of which the numerator is the total number of shares of our common stock then outstanding immediately prior to the declaration of the dividend and the denominator is the total number of shares of our common stock outstanding immediately after the dividend.

The FBCA contains the same provision with respect to declaration of dividends as the CBCA, except that FBCA recognizes the concepts of par value, capital and surplus are retained in Florida. No distribution may be made if, after giving effect, Big Tree would not be able to pay its debts as they become due in the usual course of business; or if Big Tree’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if Big Tree were to be dissolved at the time of the distribution, to satisfy the preferential  rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Business Combination Statute

The CBCA does not contain any business combination provisions.

The FBCA contains a control-share acquisition law, which a Florida corporation can opt out of by including a provision in its articles of incorporation.  The Florida Articles contain an opt-out provision for the Florida control-share law. The control-share law applies if a person acquires enough shares in the aggregate to exercise or direct the exercise of the voting power of the issuing public corporation in the election of directors within any of the following ranges of voting power:

•	one-fifth or more but less than one-third of all voting power;
•	one-third or more but less than a majority of all voting power; or
•	a majority or more of all voting power.

A person with control-shares shall not enjoy full voting rights for those shares unless they were acquired in a merger or stock purchase that is approved by the corporation's board of directors.  Absent such approval, the control shares will not have full voting rights unless:

•
each class or series entitled to vote separately on the proposal to grant full voting rights to the control shares by a majority of all the votes entitled to be cast by the class or series, with the holders of the outstanding shares of a class or series being entitled to vote as a separate class if the proposed control-share acquisition would, if fully carried out, result in any changes in any class or series of stock; or

•	each class or series entitled to vote separately on the proposal by a majority of all the votes entitled to be cast by that group, excluding all interested shares.

Any control shares that do not have voting rights because such rights were not accorded to such shares by approval of a resolution by the shareholders shall regain voting rights and shall no longer be deemed control shares upon a transfer to a person other than the acquiring person or associate or affiliate of the acquiring person unless the acquisition of the shares by the other person constitutes a control-share acquisition, in which case the voting rights of the shares remain subject to the provisions of the control-share law.

Dissenters' (Appraisal) Rights

Under the CBCA, shareholders are entitled to exercise dissenters' rights in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of the corporation. Shareholders also may dissent in the case of a reverse stock split that reduces the number of shares owned to a fraction of a share or to scrip if such scrip is to be acquired for cash or voided.  Dissenters' rights in Colorado are available to both record holders and beneficial holders. Further, if the class or series of stock is listed on the New York Stock Exchange, the NYSE Amex, or the Nasdaq Stock Market, or, if not listed thereon, the corporation has at least 2,000 shareholders and at least $10 million in market float, then the shares of that class or series would not be entitled to appraisal rights, unless the holders of those shares are required to accept in exchange for their shares any consideration other than cash or stock of another company.

Under the FBCA, dissenting shareholders who follow prescribed statutory provisions, are, in certain circumstances, entitled to appraisal rights in the event of:

•	the consummation of a plan of merger or consolidation;
•	the consummation of a sale or exchange of all of substantially all the assets of a corporation other than in the usual and regular course of business;
•	amendments to the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect the rights or preferences of the shareholder;
•	consummation of a plan of share exchange to which the corporation is a party as the corporation, the shares of which will be acquired, if the shareholder is entitled to vote on the plan;
•	the approval of a control-share acquisition pursuant to Florida law; and
•	any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his shares.

Further, as with the CBCA, if the class or series of stock is listed on the New York Stock Exchange, the NYSE Amex, or the Nasdaq Stock Market, or, if not listed thereon, the corporation has at least 2,000 shareholders and at least $10 million in market float, then the shares of that class or series would not be entitled to appraisal rights, unless the holders of those shares are required to accept in exchange for their shares any consideration other than cash or stock of another company.  Appraisal rights may be limited or eliminated in the articles of incorporation but such limitation or elimination shall not apply to any control share acquisition that occurs prior to the one-year anniversary of the effective date of such article provision.  A shareholder is not entitled to appraisal rights for a completed corporate action, unless the corporate action was not adopted and approved in accordance with the articles of incorporation, by-laws or FBCA, or unless fraud or misrepresentations were used to obtain shareholder approval of the corporate action.  Appraisal rights are available to both record holders and beneficial holders.

Limitation on Liability and Indemnification

The Colorado Charter Documents require that we indemnify the following persons, only if such persons acted in good faith and in a manner such persons reasonably believed to be in or not opposed to our best interests, and with respect to any criminal proceeding, had no reasonable cause to believe the person's conduct was unlawful:

•	directors, except with respect to a personal benefit improperly received by such directors, and
•
officers and employees, except with respect to matters in which such officers and employees are adjudged to be liable for their own gross negligence or willful misconduct and except with respect to a personal benefit improperly received by such officers and employees, as well as fiduciary agents or individuals serving as officer or directors of another corporation at our request.

In addition, as required by the CBCA, we are required to give shareholders, with or before the notice for the next shareholders' meeting, a notice of all indemnification of, or advancement of expenses to, directors of our company in connection with a proceeding by or in the right of the corporation.

Under the Florida Charter Documents, Big Tree can indemnify any director, officer, employee, or agent who was or is a party to any proceeding (other than an action by, or in the right of, the corporation), if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.  Big Tree can indemnify any director, officer, employee, or agent to any proceeding by or in the right of the corporation to procure a judgment in its favor if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be allowed if the person is adjudged liable by the court, unless the court finds that indemnification is available.  Further, indemnification is also dependent upon a finding that the person satisfied the applicable standard of conduct, which determination must be made a majority vote of the board, a majority vote of the shareholders, or by independent legal counsel.

The Florida Charter Documents do not contain the provisions that is expressly required by Colorado law (but not by Florida law) that we provide a notice to shareholders in the event of indemnification of, or advancement of expenses to, our directors in connection with a proceeding by or in the right of the corporation.  It should be noted, however, that the Florida Charter Documents are otherwise similar to the Colorado Charter Documents with respect to mandatory indemnification by Big Tree of directors and officers, and that all such persons must act in good faith and in a manner such persons reasonably believed to be in or not opposed to the best interests of Big Tree, and with respect to any criminal proceeding, had no reasonable cause to believe the person's conduct was unlawful.

Derivative Actions

Under the CBCA, if a court finds that a derivative action was brought without reasonable cause, the court may require the plaintiff to pay the defendants' reasonable expenses attributable to the defense of such action, exclusive of attorney's fees.  In addition, the we may, at any time before final judgment, require the plaintiff to give a security for the costs and reasonable expenses which may be incurred by us or other parties named as defendants in the defense of such action, but not including attorney's fees, if the shareholder instituting the action holds less than 5% of the outstanding shares of any class of our securities, unless the shares so held have a market value in excess of $25,000.  If the court then finds that the action was instituted without cause, we may have recourse to such security in the amount determined by the court.

Under the FBCA, a court may dismiss a derivative  proceeding if, on motion by Big Tree, the court finds that one of the groups specified below has made a determination in good faith after conducting a reasonable investigation upon which its conclusions are based that the maintenance of the derivative suit is not in the best interests of the corporation.  Big Tree will have the burden of proving the independence and good faith of the group making the determination and the reasonableness of the investigation.  The determination shall be made by:

•	a majority vote of independent directors, if the independent directors constitute a quorum;
•
a majority vote of a committee consisting of two or more independent directors appointed by a majority vote of independent directors present at a meeting of the board of directors, whether or not such independent directors constitute a quorum; or

•	a panel of one or more independent persons appointed by the court upon motion by the corporation;

and a proceeding commenced under this section may not be discontinued or settled without the court's approval.

If the court determines that a proposed discontinuance or settlement will substantially affect the interest of the corporation's shareholders or a class, series, or voting group of shareholders, the court shall direct that notice be given to the shareholders affected.  The court may determine which party or parties to the proceeding shall bear the expense of giving the notice.

A person may not commence a proceeding in the right of a domestic or foreign corporation unless the person was a shareholder of the corporation when the transaction complained of occurred or unless the person became a shareholder through transfer by operation of law from one who was a shareholder at that time.  A complaint in a proceeding brought in the right of a corporation must be verified and allege with particularity the demand made to obtain action by the board of directors and that the demand was refused or ignored by the board of directors for a period of at least 90 days from the first demand unless, prior to the expiration of the 90 days, the person was notified in writing that the corporation rejected the demand, or unless irreparable injury to the corporation would result by waiting for the expiration of the 90-day period.  If the corporation commences an investigation of the charges made in the demand or complaint, the court may stay any proceeding until the investigation is completed.

On termination of the proceeding, the court may require the plaintiff to pay any defendant's reasonable expenses, including reasonable attorney's fees, incurred in defending the proceeding if it finds that the proceeding was commenced without reasonable cause.  The court may award reasonable expenses for maintaining the proceeding, including reasonable attorney's fees, to a successful plaintiff or to the person commencing the proceeding who receives any relief, whether by judgment, compromise, or settlement, and require that the person account for the remainder of any proceeds to the corporation; however, this subsection does not apply to any relief rendered for the benefit of injured shareholders only and limited to a recovery of the loss or damage of the injured shareholders.

Derivative actions may be commenced by a beneficial owner or a shareholder of record.

How the Reverse Stock Split will be Effected

The effective date and time of the reverse stock split will be the same effective date and time as the effective date of the change in domicile and name change.  On the effective date of the reverse stock split, each 700 shares of our issued and common stock will become one share of Big Tree common stock. In connection with the reverse stock split, the number of shares of our common stock reserved for issuance upon the exercise of outstanding options and the exercise price of those options will be proportionally adjusted on the effective date of the reverse stock split.

All of the outstanding shares of our Series B convertible preferred stock and Series C convertible preferred stock will automatically convert, without any action of the holders, into shares of Big Tree’s common stock on a one for one basis giving effect to the reverse stock split.

The reverse stock split will become effective simultaneously for all of our outstanding shares of common stock, and the exchange ratio will be the same for all of our issued and outstanding shares of common stock.  Subject to the provisions for elimination of fractional shares, the reverse stock split will affect all of our shareholders uniformly and will not disproportionately affect any shareholder's percentage ownership in our company or proportionate voting power.  No fractional shares of common stock will be issued to any shareholder in connection with the reverse stock split and all fractional shares which might otherwise be issuable to a shareholder as a result of the reverse stock split will be rounded up to the nearest whole share of post-reverse stock split common stock.

After the effective date of the reverse stock split, each certificate representing shares of pre-reverse stock split common stock will be deemed to represent 1/700th of a share of Big Tree common stock, subject to rounding for fractional shares, and the records of our transfer agent, Transfer Online, Inc., shall be adjusted to give effect to the reverse stock split.  Following the effective date of the reverse stock split, the share certificates representing the pre-reverse stock split common stock in our name will continue to be valid for the appropriate number of shares of post-reverse stock split Big Tree common stock, adjusted for rounding. Certificates representing shares of the post-reverse stock split Big Tree common stock will be issued in due course as certificates for pre-reverse stock split common shares of our common stock are tendered for exchange or transfer to our transfer agent. We request that shareholders do not send in any of their stock certificates at this time.

As applicable, new share certificates evidencing post-reverse stock split Big Tree common shares that are issued in exchange for pre-reverse stock split shares representing restricted shares will contain the same restrictive legend as on the old certificates.  For purposes of determining the term of the restrictive period applicable to the post-reverse stock split shares, the time period during which a shareholder has held their existing pre-reverse stock split shares will be included in the total holding period.

Effect of the Reverse Split on the Number of Authorized Shares of Big Tree Common Stock

As described above, the authorized capital of our company and Big Tree is identical.  The shares of our Series B convertible preferred stock and Series C convertible preferred stock are not presently convertible.  All shares of our Series B convertible preferred stock and Series C convertible preferred stock will automatically convert into shares of Big Tree common stock at the effective time of the reincorporation.  The following table presents information about our issued and outstanding common stock, shares reserved and shares available for future issuance, on a pre-reverse stock split and post-reverse stock split basis:

Description	Number of Common Shares
	Pre-Reverse Split	Post-Reverse Split *
Total authorized shares of common stock	100,000,000	100,000,000
Less: issued and outstanding shares	96,078,960	137,256
Less: shares reserved for issuance upon the exercise of outstanding options	50,000	50,000
Common shares issued upon automatic conversion of Series B convertible preferred stock	-	3,362,759
Common shares issued upon automatic conversion of Series C convertible preferred stock	-	6,500,000
Total issued outstanding shares of common stock plus shares reserved	96,128,960	10,050,015

Unreserved shares of common stock available for future issuance	3,871,040	89,949,985

*           estimated, subject to rounding.

In addition to permitting the automatic conversion of our Series B convertible preferred stock and Series C convertible preferred stock, our board of directors also believes that it is prudent and advisable for us to retain a sufficient number of authorized but unissued shares of common stock to better position ourselves with added flexibility to raise additional capital through a variety of possible financing transactions and/or consummate mergers, acquisitions, combinations and various other strategic alternatives, and in order to avoid delays that might otherwise arise if we were required to solicit shareholder approval for additional shares at the time of a proposed transaction.  Our authorized but unissued common stock may be issued at the direction of our board of directors at such times, in such amounts and upon such terms as our board of directors may determine, without further approval of our shareholders unless, in any instance, such approval is expressly required by law.  The resulting increase in the number of authorized common shares as a result of the reverse stock split may affect the rights of existing holders of common shares to the extent that future issuances of common shares reduce each existing shareholder’s proportionate ownership and voting rights in our company.  In addition, possible dilution caused by future issuances of common shares could be accompanied by a decline in the market price of our shares, assuming a market for our common stock continues, of which there is no assurance.

The additional common stock that will be available for issuance following the reverse stock split could have material anti-takeover consequences, including the ability of our board of directors to issue additional common shares without additional shareholder approval because unissued common stock could be issued by our board of directors in circumstances that may have the effect of delaying, deterring or preventing takeover bids. For example, without further shareholder approval, our board of directors could strategically sell common shares in a private transaction to purchasers who would oppose a takeover. In addition, because shareholders do not have preemptive rights under the Florida Charter Documents, the rights of existing shareholders may (depending on the particular circumstances in which the additional common shares are issued) be diluted by any such issuance and increase the potential cost to acquire control of our company. In proposing the reverse stock split our board of directors was, in part, motivated by our desire to provide sufficient shares to permit conversion of the Series B convertible preferred stock and Series C convertible preferred stock, as well as other business and financial considerations, and not by the threat of any attempt to accumulate shares or otherwise gain control of our company. However, shareholders should nevertheless be aware that approval of Proposal 1 could facilitate our efforts to deter or prevent changes of control in the future.

Other than as set forth herein, there are currently no plans, agreements, arrangements, or understanding, for the issuance of additional shares of common stock. Our board of directors does not intend to issue any additional common shares except on terms that it deems to be in the best interest of our company and our shareholders. It is not anticipated that our financial condition, the percentage ownership of management, the number of shareholders, or any aspect of our business will materially change as a result of the reverse stock split, except as impacted by the automatic conversions of the Series B convertible preferred sock and Series C convertible preferred stock.

Federal Income Tax Consequences of the Reincorporation

The following discussion summarizing certain federal income tax consequences of the reincorporation is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date this proxy statement was first mailed to shareholders. This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies).  The following discussion has not been prepared by tax counsel, but has been reviewed by management and is believed to be accurate as of the date of this proxy statement. Our views regarding the tax consequences of the reincorporation are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed herein.

We believe that the reincorporation will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code.  Accordingly, for federal income tax purposes:

•	no gain or loss will be recognized by the holders of shares of common stock or preferred stock upon consummation of the reincorporation;
•	the aggregate tax basis of the Big Tree common shares received in the reincorporation will be the same as the aggregate tax basis of our shares exchanged in the reincorporation;
•	the holding period of the Big Tree common shares received in the reincorporation will include the period for which shares of our stock were held;
•
the value of the additional share received by a shareholder in lieu of a fractional share as a result of the reverse stock split, however, might result in a gain or loss based upon the difference between the value of the additional share and the basis in the surrendered fractional share; and.

•	no gain or loss will be recognized by us as a result of the reverse stock split.

THIS SUMMARY IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL ASPECTS OF THE POSSIBLE FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION AND IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. IN PARTICULAR, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THIS SUMMARY ASSUMES THAT OUR SHARES ARE HELD AS "CAPITAL ASSETS" AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO OUR SHAREHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF THE REINCORPORATION UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF THE REINCORPORATION MAY VARY AS TO EACH SHAREHOLDER DEPENDING ON THE STATE IN WHICH SUCH SHAREHOLDER RESIDES. AS A RESULT, IT IS THE RESPONSIBILITY OF EACH SHAREHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF THE REINCORPORATION, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH THE REINCORPORATION ON HIS, HER OR ITS OWN TAX RETURNS. IT WILL BE THE RESPONSIBILITY OF EACH SHAREHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE AND LOCAL TAX RETURNS.

Accounting Treatment of the Reincorporation

The reincorporation will be accounted for as a reverse merger whereby, for accounting purposes, we will be considered the accounting acquiror and Big Tree will be treated as the successor to our historical operations.  Accordingly, our historical financial statements of, which previously have been reported to the Securities and Exchange Commission on Forms 10-K and 10-Q, among others, as of and for all periods through the date of this proxy statement, will be treated as the financial statements of Big Tree.

Dissenters' Rights

The holders of our Series B convertible preferred stock and Series C convertible preferred stock have waived dissenter’s rights related to the actions herein described.  Summarized below are the dissenters' rights of our common shareholders and the statutory procedures required to be followed in order to perfect such rights.  A copy of Article 113 of the CBCA,  which is the provision governing dissenters' rights under the CBCA, is attached to this proxy statement as Appendix F. The  following summary is qualified in its entirety by reference to Article 113 of the CBCA, and such Article should be reviewed  carefully by the our shareholders.  Failure to comply strictly with all conditions for asserting rights as a dissenting shareholder, including the time limits, will result in loss of such dissenters' rights by the dissenting shareholder.

A record holder of our common stock may assert dissenters' rights as to fewer than all of the shares of our common stock registered in such record holder's name only if the record holder dissents and does not vote in favor of Proposal 1 with respect to all shares of our common stock beneficially owned by any one person and causes our company to receive written notice which states such dissent and the name, address and federal taxpayer identification number, if any, of each beneficial holder on whose behalf the record holder asserts dissenters' rights.

A beneficial holder of our common stock may assert dissenters' rights as to the shares held on such beneficial shareholder's behalf only if the beneficial holder causes us to receive the record holder's written consent to the dissent not later than the time the beneficial holder asserts dissenters' rights and the beneficial holder dissents and causes the record holder to refrain from voting in favor of Proposal 1 with respect to all shares of our common stock owned by the beneficial holder.

If the holder of shares of our common stock wishes to dissent, it must send to us, before the vote on Proposal 1 is taken, written notice of its intention to demand payment for its shares of our common stock if the merger is effectuated.  Neither a vote against Proposal 1 nor any proxy directing such vote, nor abstention from voting on Proposal 1 will satisfy the requirement for a written notice to us.  All such notices should be mailed to 431 Fairway Drive, Suite 251, Deerfield Beach, FL  33441, Attention:  Mr. Dore Scott Perler.

If Proposal 1 is approved at the special meeting, then, within 10 days thereafter, we will provide to the holder of shares of our common stock, if still entitled to demand payment, a written notice containing all information required by Colorado law. The dissenting holder entitled to demand payment must, in accordance with the  provisions of Article 113 of the CBCA, demand payment and deposit share certificates representing such dissenting holder's shares of our common stock.

We will pay to the holder of shares of our common stock, if eligible, and if it has validly exercised its dissenters' rights under Article 113 of the CBCA, the amount we estimate is the fair value of the dissenting holder's shares plus interest at the rate provided in Article 113 of the CBCA from the effective date of the merger until the payment date.  We also will provide the information required by Article 113 of the CBCA to the dissenting owner of shares of our common stock entitled to receive payment.

If the holder of shares of our common stock has validly exercised dissenters' rights under Article 113 of the CBCA and believes that:

•	the amount offered or paid is less than the fair value of such holder's shares, or that the interest was incorrectly calculated, or
•	we have failed to make the payment within 60 days of the deadline for receiving payment demand, or
•	we do not return deposited certificates when required to do so,

the dissenting holder may give notice to us of such holder's estimate of the fair market value of such holder's shares and the amount of interest due and demand payment of such estimate, less any payment previously made by us, or the dissenting holder may reject our offer and demand payment of the fair value of the shares and interest due. If a dissenting holder's demand for payment remains unresolved, then we may, within 60 days of receipt thereof, commence a proceeding and petition the court to determine the fair value of such dissenting holder's shares and interest due thereon.  If we do not timely make such a request, we must pay the dissenting holder the amount set forth in such holder's demand for payment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPSAL 1.

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the special meeting.  If, however, other matters properly come before the special meeting, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

For a shareholder proposal to be considered for inclusion in our proxy statement for the 2012 annual meeting, the Corporate Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.  Proposals should be addressed to:

Transax International Limited
Attention: Corporate Secretary
South Part I-101
Nanshe Area, Pengnan Industrial Park
North Yingbingbei Road
Waisha Town, Longhu District
Shantou, Guangdong, China  515023
Facsimile: (86) 754 83238998

Under Rule 14a-8, to be timely, a shareholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our proxy statement release to shareholders in connection with the previous year’s annual meeting.  However, if we did not hold an annual meeting in the previous year or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, shareholder proposals intended to be presented at the 2012 annual meeting must be received by us at our principal executive office no later than August 31, 2012 in order to be eligible for inclusion in our 2012 proxy statement and proxy relating to that meeting.  Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

You may propose director candidates for consideration by the Board. Any such recommendations should include the nominee’s name and qualifications for Board membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the Corporate Secretary at our principal executive offices located at South Part I-101, Nanshe Area, Pengnan Industrial Park, North Yingbingbei Road, Waisha Town, Longhu District, Shantou, Guangdong, China  515023 within the time period described above for proposals other than matters brought under SEC Rule 14a-8.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2010 annual report on Form 10-K with the SEC. Shareholders may obtain, free of charge, a copy of the 2010 Form 10-K by writing to us at South Part I-101, Nanshe Area, Pengnan Industrial Park, North Yingbingbei Road, Waisha Town, Longhu District, Shantou, Guangdong, China  515023, Attention: Corporate Secretary.

SHAREHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Transax International Limited, South Part I-101, Nanshe Area, Pengnan Industrial Park, North Yingbingbei Road, Waisha Town, Longhu District, Shantou, Guangdong, China  515023, Attention: Corporate Secretary, or by faxing a communication to (86) 754 83228998.

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain documents that are not presented herein or delivered herewith.  Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge.  Requests for such documents should be directed to Transax International Limited, South Part I-101, Nanshe Area, Pengnan Industrial Park, North Yingbingbei Road, Waisha Town, Longhu District, Shantou, Guangdong, China  515023, Attention: Corporate Secretary.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office
100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Wei Lin
Wei Lin, Chief Executive Officer
Shantou, Guangdong, China
February 3, 2012

The undersigned, a shareholder of Transax International Limited (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Dore Scott Perler proxy, with power of substitution, for and in the name of the undersigned to attend the special meeting of shareholders of the Company to be held at 431Fairway Drive, Suite 200, Deerfield Beach, FL  33441, on February 29, 2012 beginning at [•], local time, or at any adjournment or postponement thereof, and there to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by fax, please DO NOT mail your proxy card.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF SHAREHOLDERS – FEBRUARY 29, 2012 AT [•].		Œ Please ensure you fold then detach and retain this portion of this Proxy Œ
CONTROL ID:	XXXXXXX
PROXY ID:	XXXXXXX
PASSWORD:	XXXXXXX

MAIL:	Please mark, sign, date, and return this Proxy Cardpromptly using the postage paid envelope enclosed.
FAX:	Complete the reverse portion of this Proxy Cardand Fax to 202-521-3464.
PHONE:	1-866-752-VOTE

ISSUER SERVICES – PROXY DEPT. 201 Shannon Oaks Circle Suite 105 Cary, NC 27511-5570
ABC HOLDER 400 MY STREET CHICAGO, IL 60605

special meeting of shareholders of transax international limited proxy solicated on behalf of the board of directors	please complete, date, sign and return promptly in the enclosed envelope. pleas mark your vote in blue or blank ink as show here: ☒

proposal 1	à	for	against	abstain
to approve the reincorporation of the company from colorado to florida, including the name change of the company to “big tree group, inc.” and a 700:1 reverse stock split of the company’s outstanding common sock
		☐	☐	☐	control id:
the board of directors recommends a vote “for” proposal 1.

this proxy, when properly executed, will be voted as directed by the shareholder(s).  if no such directions are made, the proxy will be voted “for” proposal 1.  if other business is properly brought before the meeting, the proxy will vote in accordance with his best judgment.

mark “x” if you plan to attend the meeting: ☐

mark here for an address change ☐ new address if applicable:
________________________________________
________________________________________

important; please sign as your name or names appear on this proxy.  when shares are held jointly, each holder should sign.  when signing as executor, administrator, attorney, trustee or guardian, please give full tile as such.  if signer is a corporation, pleas sign full corpoation name by duly audhotirze officer, giving full title as such.  if signer is a partnerhisp, please sin in partnership name by authorized person.

dated: ____________________, 2012

_________________________________________
(print name of shareholder and/or joint tenant)

__________________________________________
(signature of shareholder)

__________________________________________
(second signature if held jointly)

Appendix A

AGREEMENT AND PLAN OF MERGER
by and between
TRANSAX INTERNATIONAL LIMITED
a Colorado corporation
and
BIG TREE GROUP, INC.,
a Florida corporation

AGREEMENT AND PLAN OF MERGER, dated as of [•], 2012, between Transax International Limited, a Colorado corporation (the “Parent”), and Big Tree Group, Inc., a Colorado corporation (the “Subsidiary”), such corporations being sometimes referred to herein together as the “Corporations.”

W I T N E S S E T H:

WHEREAS, the Subsidiary was incorporated under the laws of the State of Florida on January 18, 2012 and the authorized capital stock of the Subsidiary consists of 100,000,000 shares of common stock, par value $0.00001 per share (“Subsidiary Common Stock”) and 20,000,000 shares of preferred stock, par value $0.00001 per share, issuable in such designations, rights and preferences as the Subsidiary’s Board of Directors may determine from time to time (the “Subsidiary Preferred Stock”).  As of the date hereof, there are 100 shares of Subsidiary Common Stock issued and outstanding on the date hereof, all of which such shares are owned by the Parent, and no shares of Subsidiary Preferred Stock issued and outstanding.

WHEREAS, pursuant to the provisions of Florida Business Corporations Act (“FBCA”) and the Colorado Business Corporations Act (“CBCA”), the Subsidiary shall merge with and into the Parent (the “Merger”), with the Subsidiary to be the surviving corporation of the Merger and to continue its existence under the FBCA.

WHEREAS, the respective Boards of Directors of the Corporations and the Parent as the sole shareholder of the Subsidiary, by resolutions duly adopted, have approved this Agreement, and have directed that it be submitted to the respective shareholders of the Corporations for approval and adoption.

WHEREAS, on February 29, 2012 the Parent held a special meeting of its shareholders at which special meeting this Agreement and all transactions contemplated thereby were approved by the Parent’s shareholders pursuant to the provisions of the CBCA.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements set forth herein, the Corporations hereby agree as follows:

ARTICLE ONE
MERGER

1.1.           On the Effective Date (as defined in Section 1.7), and in accordance with the provisions of the FBCA and the CBCA, the Subsidiary shall be merged with and into the Parent and the Subsidiary shall be the surviving corporation (the “Surviving Corporation”) of the Merger.

1.2.           On the Effective Date, the separate existence of the Parent shall cease, the Subsidiary and Parent shall be a single corporation; and the Surviving Corporation shall possess all the rights, privileges, powers and franchises, as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the Corporations; and all and singular, the rights, privileges, powers and franchises of each of the Corporations, and all property, real, personal and mixed, and all debts due to either of the Corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to or due to each of the Corporations, shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the Corporations, and title to any real estate or interest therein, vested by deed or otherwise in either of the Corporations, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and any liens upon the property of either of the Corporations shall be preserved unimpaired; and all debts, liabilities and duties of each of the Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.  Any action or proceeding, whether civil, criminal or administrative, pending by or against either of the Corporations shall be prosecuted as if the Merger had not take place, or the Surviving Corporation may be substituted in such action or proceeding in place of either of the Corporations.

1.3.           From time to time after the Effective Date, the last acting officers of the Parent or the corresponding officers of the Surviving Corporation may, in the name of the Parent, execute and deliver all such proper deeds, assignments and other instruments, and take or cause to be taken all such further or other actions as the Surviving Corporation or its successors or assigns may deem necessary or desirable in order to vest in, or perfect or confirm to, the Surviving Corporation and its successors and assigns title to, and possession of, all of the property, rights, privileges, powers and franchises referred to in Section 1.2 and otherwise to carry out the intent and purposes of this Agreement.

1.4.           All corporate acts, plans (including, without limitation, stock option plans), policies, approvals and authorizations of the Parent, its Board of Directors, committees elected or appointed by its Board of Directors, officers and agents, which are valid and effective immediately prior to the Effective Date, shall be taken for all purposes as the acts, plans, policies, approvals and authorizations of the Surviving Corporation and shall be as effective and binding on the Surviving Corporation as they were with respect to the Parent.

1.5.           On and after the Effective Date, (a) the Articles of Incorporation and By-Laws of the Subsidiary, as in effect on the date hereof, shall continue to be the Articles of Incorporation and By-Laws of the Surviving Corporation, unless and until they are thereafter duly altered, amended or repealed, as provided therein or by law, and (b) the persons serving as directors and officers of the Subsidiary immediately prior to the Effective Date shall be the directors and officers, respectively, of the Surviving Corporation until their respective successors shall have been elected and shall have been duly qualified or until their earlier death, resignation or removal.

1.6           At the Effective Date, each common stock purchase warrant, stock option, employee benefit plan, incentive compensation plan, stock purchase plan and other similar plans to which the Parent is then a party shall be automatically assumed by the Surviving Corporation, without further action by the Parent or the Subsidiary.  To the extent any common stock purchase warrant, stock option, employee benefit plan, incentive compensation plan or other similar plan provides for the issuance or purchase of, or otherwise relates to, Parent Common Stock, after the Effective Date such warrant, option or plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the Subsidiary Common Stock. At the Effective Date, each outstanding warrant and option to purchase shares of Parent Common Stock outstanding immediately prior to the Effective Date will become a warrant or an option to purchase 1/700th of a share of Subsidiary Common stock, at seven hundred (700) times the exercise price of such option or warrant immediately prior to the Effective Date, subject to the same terms and conditions as set forth in the agreement under which such warrant or option was granted.

1.7.           Articles of Merger shall be signed, verified and filed with the Secretary of State of Florida and a Certificate of Merger shall be signed, verified and filed with the Secretary of State of Colorado.  The Merger shall become effective on the close of business on [•], 2012, which such date is referred to herein as the “Effective Date.”

ARTICLE TWO
SHARES

4.1           On the Effective Date, each issued and outstanding share of Parent’s common stock, par value $0.00001 per share (the “Parent Common Stock”) shall be converted into 1/700th of a share of the Subsidiary Common Stock.  From and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of Parent Common Stock shall be deemed for all purposes to evidence ownership of and to represent 1/700th of a share of Subsidiary Common Stock into which the shares represented by such certificates have been converted as provided herein. If, as a result of hereof the holders of Parent Common Stock would otherwise be entitled to receive a fractional share of Subsidiary Common Stock, all such fractional shares shall be rounded up to the nearest whole share of Subsidiary Common Stock.  The registered owner on the books and records of the Parent or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Parent or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Subsidiary evidenced by such outstanding certificate as provided herein.

4.2           On the Effective Date, each issued and outstanding share of Parent’s Series B Convertible Preferred Stock shall, without any action on the part of any party, be converted into one share of Subsidiary Common Stock.

4.3           On the Effective Date, each issued and outstanding share of Parent’s Series C Convertible Preferred Stock shall, without any action on the part of any party, be converted into one share of Subsidiary Common Stock.

4.4           The Subsidiary Common Stock owned by the Parent immediately prior to the Effective Date shall, by virtue of the Merger and without any action on the part of any party, be cancelled and retired and all rights in respect thereof shall cease.

ARTICLE THREE
CONDITIONS

The consummation of the Merger is subject to the satisfaction prior to the Effective Date of the following condition:

3.1.           No governmental authority or other third party shall have instituted or threatened any action or proceeding against the Subsidiary or the Parent to enjoin, hinder or delay, or to obtain damages or other relief in connection with, the transactions contemplated by this Agreement; and no action shall have been taken by any court or governmental authority rendering the Subsidiary or the Parent unable to consummate the transactions contemplated by this Agreement.

ARTICLE FOUR
TERMINATION

This Agreement may be terminated and the Merger abandoned by the Subsidiary or the Parent by appropriate resolution of its respective Board of Directors and for any reason whatsoever, at any time prior to the Effective Date, whether before or after approval and adoption of this Agreement by the Parent’s shareholders or by the Parent as the sole shareholder of the Subsidiary.  In the event that this Agreement is terminated, it shall become void and shall have no effect, and no liability shall be imposed upon either of the Corporations or the directors, officers or shareholders thereof.

ARTICLE FIVE
AMENDMENT AND WAIVER

Prior to the Effective Date, whether before or after approval of this Agreement by the Parent’s shareholders or by the Parent as the sole shareholder of the Subsidiary, this Agreement may be amended or modified in any manner as may be determined in the judgment of the respective Boards of Directors of the Corporations to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the filing, recording or official approval of this Agreement and the Merger in accordance with the purposes and intent of this Agreement.  Any failure of either of the Corporations to comply with any of the agreements set forth herein may be expressly waived in writing by the other Corporation.

TRANSAX INTERNATIONAL LIMITED,
a Colorado corporation

By:______________________________
Wei Lin, Chief Executive Officer

BIG TREE GROUP, INC., a Florida corporation

By: ______________________________
Wei Lin, Chief Executive Officer

Appendix B

ARTICLES OF MERGER

The following Articles of Merger are submitted in accordance with the Florida Business Corporations Act, pursuant to Section 607.1105 of the Florida Statutes.

FIRST:  The name and jurisdiction of the surviving corporation:

Name                                           Jurisdiction                                           Document Number

Big Tree Group, Inc.                                 Florida                                                      [•]

SECOND:  The name and jurisdiction of each merging corporation:

Name                                           Jurisdiction                                           Document Number

Transax International Limited                 Colorado                                             19871708203

THIRD:  The Agreement and Plan of Merger is attached.

FOURTH:  The merger shall become effective on ____________, 2012.

FIFTH:  The Agreement and Plan of Merger was adopted by the shareholders of the surviving corporation on _________, 2012.

SIXTH:  The Agreement and Plan of Merger was adopted by the shareholders of the merging corporation on ________, 2012.

SEVENTH:  SIGNATURES FOR EACH CORPORATION

Name of Corporation                   Signature of an Officer or Director                       Typed or Printed Name of Individual and Title

Big Tree Group, Inc.                      By: ____________________                            Wei Lin, Chief Executive Officer

Transax International
Limited                                            By: ____________________                             Wei Lin, Chief Executive Officer

Appendix C

Document processing fee
If document is filed on paper $150.00
If document is filed electronically Currently Not Available
Fees & forms/cover sheets are subject to change.
To file electronically, access instructions for this form/cover sheet and other information or print copies of filed documents, visit www.sos.state.co.us and select Business.
Paper documents must be typewritten or machine printed.

ABOVE SPACE FOR OFFICE USE ONLY

Statement of Merger
(Surviving Entity is a Foreign Entity)

filed pursuant to § 7-90-203.7 and § 7-90-204.5 of the Colorado Revised Statutes (C.R.S.)

1. For each merging entity, its ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and principal address are

(Caution: At least one merging entity must be an entity formed under the laws of Colorado.)

ID Number: 19871708203
(Colorado Secretary of State ID number)

Entity name or true name: Transax International Limited

Form of entity: for-profit corporation

Jurisdiction: Colorado

Street address: South Part I-101, Nanshe Area, Pengnan Industrial Park
(Street number and name)
North Yingbingbei Road, Waisha Town
Longhu District, Shantou *(City)* _____ *(State)* 515023 *(ZIP/Postal Code)*
Guangdong *(Province – if applicable)* China *(Country)*

Mailing address
(**leave blank** if same as street address)
_____ *(Street number and name or Post Office Box information)*
_____
_____ *(City)* _____ *(State)* _____ *(ZIP/Postal Code)*
_____ *(Province – if applicable)* _____ *(Country)*

ID Number: _____
(Colorado Secretary of State ID number)

Entity name or true name: _____

Form of entity: _____

MERGE_FGN Page 1 of 5 Rev. 5/29/2007

Jurisdiction ______________________

Street address ______________________
(Street number and name)
____
______________________ ______ ______________________
(City) *(State)* *(ZIP/Postal Code)*
______________________ ______________________
(Province – if applicable) *(Country)*

Mailing address ______________________
(**leave blank** if same as street address) *(Street number and name or Post Office Box information)*
____
______________________ ______ ______________________
(City) *(State)* *(ZIP/Postal Code)*
______________________ ______________________.
(Province – if applicable) *(Country)*

ID Number ______________________
(Colorado Secretary of State ID number)

Entity name or true name ______________________

Form of entity ______________________

Jurisdiction ______________________

Street address ______________________
(Street number and name)
____
______________________ ______ ______________________
(City) *(State)* *(ZIP/Postal Code)*
______________________ ______________________
(Province – if applicable) *(Country)*

Mailing address ______________________
(**leave blank** if same as street address) *(Street number and name or Post Office Box information)*
____
______________________ ______ ______________________
(City) *(State)* *(ZIP/Postal Code)*
______________________ ______________________.
(Province – if applicable) *(Country)*

(If the following statement applies, adopt the statement by marking the box and include an attachment.)

☐ There are more than three merging entities and the ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and the principal address of each additional merging entity is stated in an attachment.

2. For the surviving entity which is a foreign entity, its entity ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and principal address are

*(**Caution:** The surviving entity cannot be an entity formed under the laws of Colorado.)*

ID Number ______________________
(Colorado Secretary of State ID number)

MERGE_FGN Page 2 of 5 Rev. 5/29/2007

Entity name or true name	Big Tree Group, Inc.
Form of entity	for-profit corporation
Jurisdiction	Florida
Street address	South Part I-101, Nanshe Area, Pengnan Industrial Park *(Street number and name)* North Yingbingbei Road, Waisha Town, Longhu District Shantou *(City)* _____ *(State)* 515023 *(ZIP/Postal Code)* Guangdong *(Province – if applicable)* China *(Country)*
Mailing address (**leave blank** if same as street address)	*(Street number and name or Post Office Box information)* *(City)* *(State)* *(ZIP/Postal Code)* *(Province – if applicable)* *(Country)*

3. Each merging entity has been merged into the surviving foreign entity.

4. *(If the following statement applies, adopt the statement by marking the box and state the appropriate document number(s).)*

☐ One or more of the merging entities is a registrant of a trademark described in a filed document in the records of the secretary of state and the document number of each filed document is

Document number ______________

Document number ______________

Document number ______________

(If the following statement applies, adopt the statement by marking the box and include an attachment.)

☐ There are more than three trademarks and the document number of each additional trademark is stated in an attachment.

5. *(Mark the applicable box and complete the statement. **Caution**: Mark only one box.)*

☐ The surviving foreign entity maintains a registered agent in this state.

OR

☑ The surviving foreign entity does not maintain a registered agent in this state and service of process may be addressed to the entity and mailed to the principal address pursuant to section 7-90-704 (2), C.R.S.

OR

☐ The surviving foreign entity has not maintained a registered agent in this state and appoints a registered agent to accept service pursuant to section 7-90-204.5, C.R.S. The person appointed as registered agent has consented to being so appointed. Such registered agent's name and address are

Name
(if an individual) ______ *(Last)* ______ *(First)* ______ *(Middle)* ______ *(Suffix)*

MERGE_FGN Page 3 of 5 Rev. 5/29/2007

OR

(if an entity) ______________________________

*(**Caution:** Do not provide both an individual and an entity name.)*

Street address ______________________________
(Street number and name)

____

______________ CO ______________
(City) *(State)* *(ZIP Code)*

Mailing address ______________________________
(**leave blank,** if same as street address) *(Street number and name or Post Office Box information)*

____

______________ CO ______________
(City) *(State)* *(ZIP Code)*

6. *(If applicable, adopt the following statement by marking the box and include an attachment.)*
☐ This document contains additional information as provided by law.

7. *(**Caution:** Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)*

(If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)
The delayed effective date and, if applicable, time of this document are ______________.
(mm/dd/yyyy hour:minute am/pm)

Notice:

Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that such document is such individual's act and deed, or that such individual in good faith believes such document is the act and deed of the person on whose behalf such individual is causing such document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S. and, if applicable, the constituent documents and the organic statutes, and that such individual in good faith believes the facts stated in such document are true and such document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is identified in this document as one who has caused it to be delivered.

8. The true name and mailing address of the individual causing this document to be delivered for filing are

Lin Wei
(Last) *(First)* *(Middle)* *(Suffix)*

South Part I-101, Nanshe Area, Pengnan Industrial Park
(Street number and name or Post Office Box information)
North Yingbingbei Road, Waisha Town

Longhu District 515023
(City) *(State)* *(ZIP/Postal Code)*

Guangdong China.
(Province – if applicable) *(Country)*

(If applicable, adopt the following statement by marking the box and include an attachment.)
☑ This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.

MERGE_FGN Page 4 of 5 Rev. 5/29/2007

Appendix D

ARTICLES OF INCORPORATION
OF
BIG TREE GROUP, INC.

The undersigned, a natural person competent to contract, does hereby make, subscribe and file these Articles of Incorporation for the purpose of organizing a corporation under the laws of the State of Florida.

ARTICLE I
CORPORATE NAME

The name of this Corporation shall be: Big Tree Group, Inc.

ARTICLE II
PRINCIPAL OFFICE AND MAILING ADDRESS

The principal office and mailing address of the Corporation is South Part I-101, Nanshe Area, Pengnan Industrial Park, North Yingbingbei Road, Waisha Town, Longhu District, Shantou, Guangdong, China  515023.

ARTICLE III
NATURE OF CORPORATE BUSINESS AND POWERS

The general nature of the business to be transacted by this Corporation shall be to engage in any and all lawful business permitted under the laws of the United States and the State of Florida.

ARTICLE IV
CAPITAL STOCK

The maximum number of shares that this Corporation shall be authorized to issue and have outstanding at any one time shall be 120,000,000 shares consisting of 100,000,000 shares of Common Stock, par value $0.00001 per share, and 20,000,000 shares of Preferred Stock, par value $0.00001 per share.  The Board of Directors of this Corporation, by resolution or resolutions, at any time and from time to time, shall have the authority to divide and establish any or all of the unissued shares of Preferred Stock not then allocated to any series into one or more series and, without limiting the generality of the foregoing, to fix and determine the designation of each such share, the number of shares which shall constitute such series and certain preferences, limitations and relative rights of the shares of each series so established.

ARTICLE V
QUORUM REQUIREMENTS

33⅓% of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the Corporation’s shareholders.  When a specified item of business is required to be voted on by a class or series of stock, 33⅓% of the shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series.  Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter.  33⅓% of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.

ARTICLE VI
TERM OF EXISTENCE

This Corporation shall have perpetual existence.

ARTICLE VII
REGISTERED AGENT AND ADDRESS

The Registered Agent and the street address of the Registered Office of this Corporation in the State of Florida shall be Dore Scott Perler, 431 Fairway Drive, Suite 200, Deerfield Beach, FL  33441.

ARTICLE VIII
BOARD OF DIRECTORS

The number of Directors may be increased or diminished from time to time by the Corporation’s Bylaws.  The name and address of the initial Directors of this Corporation are:

Wei Lin
South Part I-101
Nanshe Area, Pengnan Industrial Park
North Yingbingbei Road, Waisha Town
Longhu District, Shantou
Guangdong, China  515023

Chaojun Lin
South Part I-101
Nanshe Area, Pengnan Industrial Park
North Yingbingbei Road, Waisha Town
Longhu District, Shantou
Guangdong, China  515023

Chaoqun Xian
South Part I-101
Nanshe Area, Pengnan Industrial Park
North Yingbingbei Road, Waisha Town
Longhu District, Shantou
Guangdong, China  515023

ARTICLE IX
INDEMNIFICATION

To the fullest extent permitted by the Florida Business Corporation Act, the Corporation shall indemnify, or advance expenses to, any person made, or threatened to be made, a party to any action, suit or proceeding by reason of the fact that such person (i) is or was a director of the Corporation; (ii) is or was serving at the request of the Corporation as a director of another corporation, provided that such person is or was at the time a director of the Corporation; or (iv)is or was serving at the request of the Corporation as an officer of another Corporation, provided that such person is or was at the time a director of the corporation or a director of such other corporation, serving at the request of the Corporation.  Unless otherwise expressly prohibited by the Florida Business Corporation Act, and except as otherwise provided in the previous sentence, the Board of Directors of the Corporation shall have the sole and exclusive discretion, on such terms and conditions as it shall determine, to indemnify, or advance expenses to, any person made, or threatened to be made, a party to any action, suit, or proceeding by reason of the fact such person is or was an officer, employee or agent of the Corporation as an officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

ARTICLE X
AFFILIATED TRANSACTIONS

This Corporation expressly elects not to be governed by Section 607.0901 of the Florida Business Corporation Act, as amended from time to time, relating to affiliated transactions.

ARTICLE XI
CONTROL SHARE ACQUISITIONS

This Corporation expressly elects not to be governed by Section 607.0902 of the Florida Business Corporation Act, as amended from time to time, relating to control share acquisitions.

IN WITNESS WHEREOF, the undersigned Incorporator has executed the foregoing Articles of Incorporation on the 18th day of January, 2012.

/s/ James M. Schneider
James M. Schneider, Esq., Incorporator

CERTIFICATE DESIGNATING REGISTERED AGENT
AND OFFICE FOR SERVICE FOR PROCESS

Big Tree Group, Inc., a corporation existing under the laws of the State of Florida with its principal office and mailing address at South Part I-101, Nanshe Area, Pengnan Industrial Park, North Yingbingbei Road, Waisha Town, Longhu District, Shantou, Guangdong, China  515023 has named Dore Scott Perler whose address is 431 Fairway Drive, Suite 200, Deerfield Beach, FL  33441 as its agent to accept service of process within the State of Florida.

ACCEPTANCE:
Having been named to accept service of process for the above-named Corporation, at the place designated in this Certificate, I hereby accept the appointment as Registered Agent, and agree to comply with all applicable provisions of law.  In addition, I hereby am familiar with and accept the duties and responsibilities as Registered Agent for said Corporation.

/s/ Dore Scott Perler
Dore Scott Perler

Appendix E

BY-LAWS

OF

BIG TREE GROUP, INC.,

a Florida corporation

i

ARTICLE X
Miscellaneous

Section 10.01	Definition of the Act	32
Section 10.02	Application of Florida Law	32
Section 10.03	Fiscal Year	32
Section 10.04	Conflicts with Articles of Incorporation	33
Section 10.05	Emergency By-Laws	33

ARTICLE I

Offices

Section 1.01.                                Principal Office.

The principal office of the corporation shall be established at such places as the board of directors from time to time determine.

Section 1.02.                                Registered Office.

The registered office of the corporation in the State of Florida shall be at the office of its registered agent as stated in the articles of incorporation or as the board of directors shall from time to time determine.

Section 1.03.                                Other Offices.

The corporation may have additional offices at such other places, either within or without the State of Florida, as the board of directors may from time to time determine or the business of the corporation may require.

ARTICLE II

Meetings of Shareholders

Section 2.01.                                Annual Meeting.

(1)           The corporation shall hold a meeting of shareholders annually, for the election of directors and for the transaction of any proper business, at a time stated in or fixed in accordance with a resolution of the board of directors.

(2)           Annual shareholders' meeting may be held in or out of the State of Florida at a place stated in or fixed in accordance with a resolution by the board of directors or, when not inconsistent with the board of directors' resolution stated in the notice of the annual meeting.  If no place is stated in or fixed in accordance with these bylaws, or stated in the notice of the annual meeting, annual meetings shall be held at the corporation's principal office.

(3)           The failure to hold the annual meeting at the time stated in or fixed in accordance with these bylaws or pursuant to the Act does not affect the validity of any corporate action and shall not work a forfeiture of or dissolution of the corporation.

Section 2.02.                                Special Meeting.

(1)           The corporation shall hold a special meeting of shareholders:

(a)           On call of its board of directors or the person or persons authorized to do so by the board of directors; or

(b)           If the holders of not less than 10% of all votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date and deliver to the corporation's secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held.

(2)           Special shareholders' meetings may be held in or out of the State of Florida at a place stated in or fixed in accordance with a resolution of the board of directors, or, when not inconsistent with the board of directors' resolution, in the notice of the special meeting.  If no place is stated in or fixed in accordance with these bylaws or in the notice of the special meeting, special meetings shall be held at the corporation's principal office.

(3)           Only business within the purpose or purposes described in the special meeting notice may be conducted at a special shareholders' meeting.

Section 2.03.                                Shareholders' List for Meeting.

(1)           After fixing a record date for a meeting, a corporation shall prepare a list of the names of all its shareholders who are entitled to notice of a shareholders' meeting, in accordance with the Act, or arranged by voting group, with the address of, and the number and class and series, if any, of shares held by, each.

(2)           The shareholders' list must be available for inspection by any shareholder for a period of ten days prior to the meeting or such shorter time as exists between the record date and the meeting and continuing through the meeting at the corporation's principal office, at a place identified in the meeting notice in the city where the meeting will be held, or at the office of the corporation's transfer agent or registrar.  A shareholder or his agent or attorney is entitled on written demand to inspect the list (subject to the requirements of Section 607.1602(3)) of the Act), during regular business hours and at his expense, during the period it is available for inspection.

(3)           The corporation shall make the shareholders' list available at the meeting, and any shareholder or his agent or attorney is entitled to inspect the list at any time during the meeting or any adjournment.

Section 2.04.                                Record Date.

(1)           The board of directors may set a record date for purposes of determining the shareholders entitled to notice of and to vote at a shareholders' meeting; however, in no event may a record date fixed by the board of directors be a date preceding the date upon which the resolution fixing the record date is adopted.

(2)           Unless otherwise fixed by the board of directors, the record date for determining shareholders entitled to demand a special meeting is the date the first shareholder delivers his demand to the corporation.  In the event that the board of directors sets the record date for a special meeting of shareholders, it shall not be a date preceding the date upon which the corporation receives the first demand from a shareholder requesting a special meeting.

(3)           If no prior action is required by the board of directors pursuant to the Act, and, unless otherwise fixed by the board of directors, the record date for determining shareholders entitled to take action without a meeting is the date the first signed written consent is delivered to the corporation under Section 607.0704 of the Act.  If prior action is required by the board of directors pursuant to the Act, the record date for determining shareholders entitled to take action without a meeting is at the close of business on the day on which the board of directors adopts the resolution taking such prior action.

(4)           Unless otherwise fixed by the board of directors, the record date for determining shareholders entitled to notice of and to vote at an annual or special shareholders' meeting is the close of business on the day before the first notice is delivered to shareholders.

(5)           A record date may not be more than 70 days before the meeting or action requiring a determination of shareholders.

(6)           A determination of shareholders entitled to notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the board of directors fixes a new record date, which it must do if the meeting is adjourned to a date more than one 120 days after the date fixed for the original meeting.

Section 2.05.                                Notice of Meetings and Adjournment.

(1)           The corporation shall notify shareholders of the date, time and place of each annual and special shareholders' meeting no fewer than 10 or more than 60 days before the meeting date.  Unless the Act requires otherwise, the corporation is required to give notice only to shareholders entitled to vote at the meeting.  Notice shall be given in the manner provided in Section 607.0141 of the Act, by or at the direction of the president, the secretary, of the officer or persons calling the meeting.  If the notice is mailed at least 30 days before the date of the meeting, it may be done by a class of United States mail other than first class.  Notwithstanding Section 607.0141, if mailed, such notice shall be deemed to be delivered when deposited in the United Statement mail addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

(2)           Unless the Act or the articles of incorporation requires otherwise, notice of an annual meeting need not include a description of the purpose or purposes for which the meeting is called.

(3)           Notice of a special meeting must include a description of the purpose or purposes for which the meeting is called.

(4)           If an annual or special shareholders meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time, or place if the new date, time or place is announced at the meeting before adjournment is taken, and any business may be transacted at the adjourned meeting that might have been transacted on the original date of the meeting.  If a new record date is or must be fixed under Section 607.0707 of the Act, however, notice of the adjourned meeting must be given under this section to persons who are shareholders as of the new record date who are entitled to notice of the meeting.

(5)           Notwithstanding the foregoing, no notice of a shareholders' meeting need be given if:  (a) an annual report and proxy statements for two consecutive annual meetings of shareholders, or (b) all, and at least two checks in payment of dividends or interest on securities during a 12-month period, have been sent by first-class United States mail, addressed to the shareholder at his address as it appears on the share transfer books of the corporation, and returned undeliverable.  The obligation of the corporation to give notice of a shareholders' meeting to any such shareholder shall be reinstated once the corporation has received a new address for such shareholder for entry on its share transfer books.

Section 2.06.                                Waiver of Notice.

(1)           A shareholder may waive any notice required by the Act, the articles of incorporation, or bylaws before or after the date and time stated in the notice.  The waiver must be in writing, be signed by the shareholder entitled to the notice, and be delivered to the corporation for inclusion in the minutes or filing with the corporate records.  Neither the business to be transacted at nor the purpose of any regular or special meeting of the shareholders need be specified in any written waiver of notice.

(2)           A shareholder's attendance at a meeting:  (a) Waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; or (b) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

ARTICLE III

Shareholder Voting

Section 3.01.                                Voting Group Defined.

A "voting group" means all shares of one or more classes or series that under the articles of incorporation or the Act are entitled to vote and be counted together collectively on a matter at a meeting of shareholders.  All shares entitled by the articles of incorporation or the Act to vote generally on the matter are for that purpose a single voting group.

Section 3.02.                                Quorum and Voting Requirements for Voting Groups.

(1)           Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter.  Unless the articles of incorporation or the Act provides otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.

(2)           Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

(3)           If a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the articles of incorporation or the Act requires a greater number of affirmative votes.

Section 3.03.                                Action by Single and Multiple Voting Groups.

(1)           If the articles of incorporation or the Act provides for voting by a single voting group on a matter, action on that matter is taken when voted upon by that voting group as provided in Section 3.02 of these bylaws.

(2)           If the articles of incorporation or the Act provides for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately as provided in Section 3.02 of these bylaws.  Action may be taken by one voting group on a matter even though no action is taken by another voting group entitled to vote on the matter.

Section 3.04.             Shareholder Quorum and Voting; Greater or Lesser Voting Requirements.

(1)           One-third (33⅓%) of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders.  When a specified item of business is required to be voted on by a class or series of stock, a majority of the shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series.

(2)           An amendment to the articles of incorporation that adds, changes or deletes a greater or lesser quorum or voting requirement must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever is greater.

(3)           If a quorum exists, action on a matter, other than the election of directors, is approved if the votes cast by the holders of the shares represented at the meeting and entitled to vote on the subject matter favoring the action exceed the votes cast opposing the action, unless a greater number of affirmative votes or voting by classes is required by the Act or the articles of incorporation.

(4)           After a quorum has been established at a shareholders' meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

(5)           The articles of incorporation may provide for a greater voting requirement or a greater or lesser quorum requirement for shareholders (or voting groups of shareholders) than is provided by the Act, but in no event shall a quorum consist of less than one-third of the shares entitled to vote.

Section 3.05.                                Voting for Directors; Cumulative Voting.

(1)           Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

(2)           Each shareholder who is entitled to vote at an election of directors has the right to vote the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote.  Shareholders do not have a right to cumulate their votes for directors unless the articles of incorporation so provide.

Section 3.06.                                Voting Entitlement of Shares.

(1)           Unless the articles of incorporation or the Act provides otherwise, each outstanding share of common stock is entitled to one vote on each matter submitted to a vote at a meeting of shareholders.  Only shares are entitled to vote.

(2)           The shares of the corporation are not entitled to vote if they are owned, directly or indirectly, by a second corporation, domestic or foreign, and the first corporation owns, directly or indirectly, a majority of shares entitled to vote for directors of the second corporation.

(3)           This section does not limit the power of the corporation to vote any shares, including its own shares, held by it in a fiduciary capacity.

(4)           Redeemable shares are not entitled to vote on any matter, and shall not be deemed to be outstanding, after notice of redemption is mailed to the holders thereof and a sum sufficient to redeem such shares has been deposited with a bank, trust company, or other financial institution upon an irrevocable obligation to pay the holders the redemption price upon surrender of the shares.

(5)           Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the bylaws of the corporate shareholder may prescribe or, in the absence of any applicable provision, by such person as the board of directors of the corporate shareholder may designate.  In the absence of any such designation or in case of conflicting designation by the corporate shareholder, the chairman of the board, the president, any vice president, the secretary, and the treasurer of the corporate shareholder, in that order, shall be presumed to be fully authorized to vote such shares.

(6)           Shares held by an administrator, executor, guardian, personal representative, or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name.  Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name or the name of his nominee.

(7)           Shares held by or under the control of a receiver, a trustee in bankruptcy proceedings, or an assignee for the benefit of creditors may be voted by him without the transfer thereof into his name.

(8)           If a share or shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the secretary of the corporation is given notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, then acts with respect to voting have the following effect:

(a)           If only one votes, in person or in proxy, his act binds all;

(b)           If more than one vote, in person or by proxy, the act of the majority so voting binds all;

(c)           If more than one vote, in person or by proxy, but the vote is evenly split on any particular matter, each faction is entitled to vote the share or shares in question proportionally;

(d)           If the instrument or order so filed shows that any such tenancy is held in unequal interest, a majority or a vote evenly split for purposes of this subsection shall be a majority or a vote evenly split in interest;

(e)           The principles of this subsection shall apply, insofar as possible, to execution of proxies, waivers, consents, or objections and for the purpose of ascertaining the presence of a quorum;

(f)           Subject to Section 3.08 of these bylaws, nothing herein contained shall prevent trustees or other fiduciaries holding shares registered in the name of a nominee from causing such shares to be voted by such nominee as the trustee or other fiduciary may direct.  Such nominee may vote shares as directed by a trustee or their fiduciary without the necessity of transferring the shares to the name of the trustee or other fiduciary.

Section 3.07.                                Proxies.

(1)           A shareholder, other person entitled to vote on behalf of a shareholder pursuant to Section 3.06 of these bylaws, or attorney in fact may vote the shareholder's shares in person or by proxy.

(2)           A shareholder may appoint a proxy to vote or otherwise act for him by signing an appointment form, either personally or by his attorney in fact.  An executed telegram or cablegram appearing to have been transmitted by such person, or a photographic, photostatic, or equivalent reproduction of an appointment form, is a sufficient appointment form.

(3)           An appointment of a proxy is effective when received by the secretary or other officer or agent authorized to tabulate votes.  An appointment is valid for up to 11 months unless a longer period is expressly provided in the appointment form.

(4)           The death or incapacity of the shareholder appointing a proxy does not affect the right of the corporation to accept the proxy's authority unless notice of the death or incapacity is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment.

(5)           An appointment of a proxy is revocable by the shareholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest.  Appointments coupled with an interest include the appointment of:  (a) a pledgee; (b) a person who purchased or agreed to purchase the shares; (c) a creditor of the corporation who extended credit to the corporation under terms requiring the appointment; (d) an employee of the corporation whose employment contract requires the appointment; or (e) a party to a voting agreement created in accordance with the Act.

(6)           An appointment made irrevocable under this section becomes revocable when the interest with which it is coupled is extinguished and, in a case provided for in Subsection 5(c) or 5(d), the proxy becomes revocable three years after the date of the proxy or at the end of the period, if any, specified herein, whichever is less, unless the period of irrevocability is renewed from time to time by the execution of a new irrevocable proxy as provided in this section.  This does not affect the duration of a proxy under subsection (3).

(7)           A transferee for value of shares subject to an irrevocable appointment may revoke the appointment if he did not know of its existence when he acquired the shares and the existence of the irrevocable appointment was not noted conspicuously on the certificate representing the shares or on the information statement for shares without certificates.

(8)           Subject to Section 3.09 of these bylaws and to any express limitation on the proxy's authority appearing on the face of the appointment form, a corporation is entitled to accept the proxy's vote or other action as that of the shareholder making the appointment.

(9)           If an appointment form expressly provides, any proxy holder may appoint, in writing, a substitute to act in his place.

Section 3.08.                                Shares Held by Nominees.

(1)           The corporation may establish a procedure by which the beneficial owner of shares that are registered in the name of a nominee is recognized by the corporation as the shareholder.  The extent of this recognition may be determined in the procedure.

(2)           The procedure may set forth (a) the types of nominees to which it applies; (b) the rights or privileges that the corporation recognizes in a beneficial owner; (c) the manner in which the procedure is selected by the nominee; (d) the information that must be provided when the procedure is selected; (e) the period for which selection of the procedure is effective; and (f) other aspects of the rights and duties created.

Section 3.09.                                Corporation's Acceptance of Votes.

(1)           If the name signed on a vote, consent, waiver, or proxy appointment corresponds to the name of a shareholder, the corporation if acting in good faith is entitled to accept the vote, consent waiver, or proxy appointment and give it effect as the act of the shareholder.

(2)           If the name signed on a vote, consent, waiver, or proxy appointment does not correspond to the name of its shareholder, the corporation if acting in good faith is nevertheless entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder if: (a) the shareholder is an entity and the name signed purports to be that of an officer or agent of the entity; (b) the name signed purports to be that of an administrator, executor, guardian, personal representative, or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, or proxy appointment; (c) the name signed purports to be that of a receiver, trustee in bankruptcy, or assignee for the benefit of creditors of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, or proxy appointment; (d) the name signed purports to be that of a pledgee, beneficial owner, or attorney in fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, or proxy appointment; or (e) two or more persons are the shareholder as covenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all the co-owners.

(3)           The corporation is entitled to reject a vote, consent, waiver, or proxy appointment if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

(4)           The corporation and its officer or agent who accepts or rejects a vote, consent, waiver, or proxy appointment in good faith and in accordance with the standards of this section are not liable in damages to the shareholder for the consequences of the acceptance or rejection.

(5)           Corporate action based on the acceptance or rejection of a vote, consent, waiver, or proxy appointment under this section is valid unless a court of competent jurisdiction determines otherwise.

Section 3.10.                                Action by Shareholders Without Meeting.

(1)           Any action required or permitted by the Act to be taken at any annual or special meeting of shareholders of the corporation may be taken without a meeting, without prior notice and without a vote, if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted.  In order to be effective, the action must be evidenced by one or more written consents describing the action taken, dated and signed by approving shareholders having the requisite number of votes of each voting group entitled to vote thereon, and delivered to the corporation by delivery to its principal office in this state, its principal place of business, the corporate secretary, or another office or agent of the corporation having custody of the book in which proceedings of meetings of shareholders are recorded.  No written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the date of the earliest dated consent is delivered in the manner required by this section, written consent signed by the number of holders required to take action is delivered to the corporation by delivery as set forth in this section.

(2)           Within 10 days after obtaining such authorization by written consent, notice in accordance with Section 607.0704(3) of the Act must be given to those shareholders who have not consented in writing.

ARTICLE IV

Board of Directors and Officers

Section 4.01.                                Qualifications of Directors.

Directors must be natural persons who are 18 years of age or older but need not be residents of the State of Florida or shareholders of the corporation.

Section 4.02.                                Number of Directors.

(1)           The board of directors shall consist of not less than one nor more than ten individuals.

(2)           The number of directors may be increased or decreased from time to time by amendment to these bylaws.

(3)           Directors are elected at the first annual shareholders' meeting and at each annual meeting thereafter unless their terms are staggered under Section 4.04 of these bylaws.

Section 4.03.                                Terms of Directors Generally.

(1)           The terms of the initial directors of the corporation expire at the first shareholders' meeting at which directors are elected.

(2)           The terms of all other directors expire at the next annual shareholders' meeting following their election unless their terms are staggered under Section 4.04 of these bylaws.

(3)           A decrease in the number of directors does not shorten an incumbent director's term.

(4)           The term of a director elected to fill a vacancy expires at the next shareholders' meeting at which directors are elected.

(5)           Despite the expiration of a director's term, he continues to serve until his successor is elected and qualifies or until there is a decrease in the number of directors.

Section 4.04.                                Staggered Terms for Directors.

The directors of any corporation organized under the Act may, by the articles of incorporation, or by amendment to these bylaws adopted by a vote of the shareholders, be divided into one, two or three classes with the number of directors in each class being as nearly equal as possible; the term of office of those of the first class to expire at the annual meeting next ensuing; of the second class one year thereafter; at the third class two years thereafter; and at each annual election held after such classification and election, directors shall be chosen for a full term, as the case may be, to succeed those whose terms expire.  If the directors have staggered terms, then any increase or decrease in the number of directors shall be so apportioned among the classes as to make all classes as nearly equal in number as possible.

Section 4.05.                                Vacancy on Board.

(1)           Whenever a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors, it may be filled by the affirmative vote of a majority of the remaining directors.

(2)           A vacancy that will occur at a specific later date (by reason of a resignation effective at a later date may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

Section 4.06.                                Compensation of Directors.

The board of directors may fix the compensation of directors.

Section 4.07.                                Meetings.

(1)           The board of directors may hold regular or special meetings in or out of the State of Florida.

(2)           A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the board of directors to another time and place.  Notice of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors.

(3)           Meetings of the board of directors may be called by the chairman of the board or by the president.

(4)           The board of directors may permit any or all directors to participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting.  A director participating in a meeting by this means is deemed to be present in person at the meeting.

Section 4.08.                                Action by Directors Without a Meeting.

(1)           Action required or permitted by the Act to be taken at a board of directors' meeting or committee meeting may be taken without a meeting if the action is taken by all members of the board or of the committee.  The action must be evidenced by one or more written consents describing the action taken and signed by each director or committee member.

(2)           Action taken under this section is effective when the last director signs the consent, unless the consent specifies a different effective date.

(3)           A consent signed under this section has the effect of a meeting vote and may be described as such in any document.

Section 4.09.                                Notice of Meetings.

Regular and special meetings of the board of directors may be held without notice of the date, time, place, or purpose of the meeting.

Section 4.10.                                Waiver of Notice.

Notice of a meeting of the board of directors need not be given to any director who signs a waiver of notice either before or after the meeting.  Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

Section 4.11.                                Quorum and Voting.

(1)           A quorum of a board of directors consists of a majority of the number of directors prescribed by the articles of incorporation or these bylaws.

(2)           If a quorum is present when a vote is taken, the affirmative vote of a majority of directors present is the act of the board of directors.

(3)           A director of a corporation who is present at a meeting of the board of directors or a committee of the board of directors when corporate action is taken is deemed to have assented to the action taken unless:

(a)           He objects at the beginning of the meeting (or promptly upon his arrival) to holding it or transacting specified business at the meeting; or

(b)           He votes against or abstains from the action taken.

Section 4.12.                                Committees.

(1)           The board of directors, by resolution adopted by a majority of the full board of directors, may designate from among its members an executive committee and one or more other committees each of which, to the extent provided in such resolution, shall have and may exercise all the authority of the board of directors, except that no such committee shall have the authority to:

(a)           Approve or recommend to shareholders actions or proposals required by the Act to be approved by shareholders.

(b)           Fill vacancies on the board of directors or any committee thereof.

(c)           Adopt, amend, or repeal these bylaws.

(d)           Authorize or approve the reacquisition of shares unless pursuant to a general formula or method specified by the board of directors.

(e)           Authorize or approve the issuance or sale or contract for the sale of shares, or determine the designation and relative rights, preferences, and limitations of a voting group except that the board of directors may authorize a committee (or a senior executive officer of the corporation) to do so within limits specifically prescribed by the board of directors.

(2)           The sections of these bylaws which govern meetings, notice and waiver of notice, and quorum and voting requirements of the board of directors apply to committees and their members as well.

(3)           Each committee must have two or more members who serve at the pleasure of the board of directors.  The board, by resolution adopted in accordance herewith, may designate one or more directors as alternate members of any such committee who may act in the place and stead of any absent member or members at any meeting of such committee.

(4)           Neither the designation of any such committee, the delegation thereto of authority, nor action by such committee pursuant to such authority shall alone constitute compliance by any member of the board of directors not a member of the committee in question with his responsibility to act in good faith, in a manner he reasonably believes to be in the best interests of the corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

Section 4.13.           Loans to Officers, Directors, and Employees; Guaranty of Obligations.

Except as any such transaction may be in violation of the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereby, the corporation may lend money to, guaranty any obligation of, or otherwise assist any officer, director, or employee of the corporation or of a subsidiary, whenever, in the judgment of the board of directors, such loan, guaranty, or assistance may reasonably be expected to benefit the corporation.  The loan, guaranty, or other assistance may be with or without interest and may be unsecured or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation.  Nothing in this section shall be deemed to deny, limit, or restrict the powers of guaranty or warranty of any corporation at common law or under any statute.  Loans, guaranties, or other types of assistance are subject to section 4.19.

Section 4.14.                                Required Officers.

(1)           The corporation shall have such officers as the board of directors may appoint from time to time.

(2)           A duly appointed officer may appoint one or more assistant officers.

(3)           The board of directors shall delegate to one of the officers responsibility for preparing minutes of the directors' and shareholders' meetings and for authenticating records of the corporation.

(4)           The same individual may simultaneously hold more than one office in the corporation.

Section 4.15.                                Duties of Officers.

Each officer has the authority and shall perform the duties set forth in a resolution or resolutions of the board of directors or by direction of any officer authorized by the board of directors to prescribe the duties of other officers.

Section 4.16.                                Resignation and Removal of Officers.

(1)           An officer may resign at any time by delivering notice to the corporation.  A resignation is effective when the notice is delivered unless the notice specifies a later effective date.  If a resignation is made effective at a later date and the corporation accepts the future effective date, the board of directors may fill the pending vacancy before the effective date if the board of directors provides that the successor does not take office until the effective date.

(2)           The board of directors may remove any officer at any time with or without cause.  Any assistant officer, if appointed by another officer, may likewise be removed by the board of directors or by the officer which appointed him in accordance with these bylaws.

Section 4.17.                                Contract Rights of Officers.

The appointment of an officer does not itself create contract rights.

Section 4.18.                                General Standards for Directors.

(1)  A director shall discharge his duties as a director, including his duties as a member of a committee:

(a)           In good faith;

(b)           With the care an ordinarily prudent person in a like position would exercise under similar circumstances; and

(c)           In a manner he reasonably believes to be in the best interests of the corporation.

(2)           In discharging his duties, a director is entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by:

(a)           One or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented;

(b)           Legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the persons' professional or expert competence; or

(c)           A committee of the board of directors of which he is not a member if the director reasonably believes the committee merits confidence.

(3)           In discharging his duties, a director may consider such factors as the director deems relevant, including the long-term prospects and interests of the corporation and its shareholders, and the social, economic, legal, or other effects of any action on the employees, suppliers, customers of the corporation or its subsidiaries, the communities and society in which the corporation or its subsidiaries operate, and the economy of the state and the nation.

(4)           A director is not acting in good faith if he has knowledge concerning the matter in question that makes reliance otherwise permitted by subsection (2) unwarranted.

(5)           A director is not liable for any action taken as a director, or any failure to take any action, if he performed the duties of his office in compliance with this section.

Section 4.19.                                Director Conflicts of Interest.

No contract or other transaction between a corporation and one or more interested directors shall be either void or voidable because of such relationship or interest, because such director or directors are present at the meeting of the board of directors or a committee thereof which authorizes, approves or ratifies such contract or transaction, or because his or their votes are counted for such purpose, if:

(1)           The fact of such relationship or interest is disclosed or known to the board of directors or committee which authorizes, approves or ratifies the contract or transactions by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors;

(2)           The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

(3)           The contract or transaction is fair and reasonable as to the corporation at the time it is authorized by the board, a committee or the shareholders.

Common or interested directors may be counted in determining the presence of a quorum at the meeting of the board of directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

For the purpose of paragraph (2) above, a conflict of interest transaction is authorized, approved or ratified if it receives the vote of a majority of the shares entitled to be counted under this subsection.  Shares owned by or voted under the control of a director who has a relationship or interest in the conflict of interest transaction may not be counted in a vote of shareholders to determine whether to authorize, approve or ratify a conflict of interest transaction under paragraph (2).  The vote of those shares, however, is counted in determining whether the transaction is approved under other sections of the Act.  A majority of the shares, whether or not present, that are entitled to be counted in a vote on the transaction under this subsection constitutes a quorum for the purpose of taking action under this section.

Section 4.20.                                Resignation of Directors.

A director may resign at any time by delivering written notice to the board of directors or its chairman or to the corporation.

A resignation is effective when the notice is delivered unless the notice specifies a later effective date.  If a resignation is made effective at a later date, the board of directors may fill the pending vacancy before the effective date if the board of directors provides that the successor does not take office until the effective date.

ARTICLE V

Indemnification of Directors, Officers,
Employees and Agents

Section 5.01.                                Directors, Officers, Employees and Agents.

(1)           The corporation shall have power to indemnify any person who was or is a party to any proceeding (other than an action by, or in the right of, the corporation), by reason of the fact that he is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against liability incurred in connection with such proceeding, including any appeal thereof, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  The termination of any proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the corporation or, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(2)           The corporation shall have power to indemnify any person, who was or is a party to any proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses and amounts paid in settlement not exceeding, in the judgment of the board of directors, the estimated expense of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof.  Such indemnification shall be authorized if such person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made under this subsection in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable unless, and only to the extent that, the court in which such proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

(3)           To the extent that a director, officer, employee, or agent of the corporation has been successful on the merits or otherwise in defense of any proceeding referred to in subsections (1) or (2), or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses actually and reasonably incurred by him in connection therewith.

(4)           Any indemnification under subsections (1) or (2), unless pursuant to a determination by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (1) or (2).  Such determination shall be made:

(a)           By the board of directors by a majority vote of a quorum consisting of directors who were not parties to such proceeding;

(b)           If such a quorum is not obtainable or, even if obtainable, by majority vote of a committee duly designated by the board of directors (in which directors who are parties may participate) consisting solely of two or more directors not at the time parties to the proceeding;

(c)           By independent legal counsel:

(i)           Selected by the board of directors prescribed in paragraph (a) or the committee prescribed in paragraph (b); or

(ii)           If a quorum of the directors cannot be obtained for paragraph (a) and the committee cannot be designed under paragraph (b), selected by majority vote of the full board of directors (in which directors who are parties may participate); or

(d)           By the shareholders by a majority vote of a quorum consisting of shareholders who were not parties to such proceeding or, if no such quorum is obtainable, by a majority vote of shareholders who were not parties to such proceeding.

(5)           Evaluation of the reasonableness of expenses and authorization of indemnification shall be made in the same manner as the determination that indemnification is permissible.  However, if the determination of permissibility is made by independent legal counsel, persons specified by paragraph (4)(c) shall evaluate the reasonableness of expenses and may authorize indemnification.

(6)           Expenses incurred by an officer or director in defending a civil or criminal proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if he is ultimately found not to be entitled to indemnification by the corporation pursuant to this section.  Expenses incurred by other employees and agents may be paid in advance upon such terms or conditions that the board of directors deems appropriate.

(7)           The indemnification and advancement of expenses provided pursuant to this section are not exclusive, and the corporation may make any other or further indemnification or advancement of expenses of any of its directors, officers, employees, or agents, under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.  However, indemnification or advancement of expenses shall not be made to or on behalf of any director, officer, employee, or agent if a judgment or other final adjudication establishes that his actions, or omissions to act, were material to the cause of action so adjudicated and constitute:

(a)           A violation of the criminal law, unless the director, officer, employee, or agent had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;

(b)           A transaction from which the director, officer, employee, or agent derived an improper personal benefit;

(c)           In the case of a director, a circumstance under which the liability provisions of Section 607.0834 under the Act are applicable; or

(d)           Willful misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation to procure a judgment in its favor or in a proceeding by or in the right of a shareholder.

(8)           Indemnification and advancement of expenses as provided in this section shall continue as, unless otherwise provided when authorized or ratified, to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person, unless otherwise provided when authorized or ratified.

(9)           Notwithstanding the failure of the corporation to provide indemnification, and despite any contrary determination of the board or of the shareholders in the specific case, a director, officer, employee, or agent of the corporation who is or was a party to a proceeding may apply for indemnification or advancement of expenses, or both, to the court conducting the proceeding, to the circuit court, or to another court of competent jurisdiction.  On receipt of an application, the court, after giving any notice that it considers necessary, may order indemnification and advancement of expenses, including expenses incurred in seeking court-ordered indemnification or advancement of expenses, if it determines that:

(a)           The director, officer, employee, or agent if entitled to mandatory indemnification under subsection (3), in which case the court shall also order the corporation to pay the director reasonable expenses incurred in obtaining court-ordered indemnification or advancement of expenses;

(b)           The director, officer, employee, or agent is entitled to indemnification or advancement of expenses, or both, by virtue of the exercise by the corporation of its power pursuant to subsection (7); or

(c)           The director, officer, employee, or agent is fairly and reasonably entitled to indemnification or advancement of expenses, or both, in view of all the relevant circumstances, regardless of whether such person met the standard of conduct set forth in subsection (1), subsection (2) or subsection (7).

(10)           For purposes of this section, the term "corporation" includes, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, officer, employee, or agent of a constituent corporation, or is or was serving at the request of a constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, is in the same position under this section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(11)           For purposes of this section:

(a)           The term "other enterprises" includes employee benefit plans;

(b)           The term "expenses" includes counsel fees, including those for appeal;

(c)           The term "liability" includes obligations to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to any employee benefit plan), and expenses actually and reasonably incurred with respect to a proceeding;

(d)           The term "proceeding" includes any threatened, pending, or completed action, suit or other type of proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal;

(e)           The term "agent" includes a volunteer;

(f)           The term "serving at the request of the corporation" includes any service as a director, officer, employee, or agent of the corporation that imposes duties on such persons, including duties relating to an employee benefit plan and its participants or beneficiaries; and

(g)           The term "not opposed to the best interest of the corporation" describes the actions of a person who acts in good faith and in a manner he reasonably believes to be in the best interests of the participants and beneficiaries of an employee benefit plan.

(12)           The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this section.

ARTICLE VI

Office and Agent

Section 6.01.                                Registered Office and Registered Agent.

(1)           The corporation shall have and continuously maintain in the State of Florida:

(a)           A registered office which may be the same as its place of business; and

(b)           A registered agent, who, may be either:

(i)           An individual who resides in the State of Florida whose business office is identical with such registered office; or

(ii)           Another corporation or not-for-profit corporation as defined in Chapter 617 of the Act, authorized to transact business or conduct its affairs in the State of Florida, having a business office identical with the registered office; or

(iii)           A foreign corporation or not-for-profit foreign corporation authorized pursuant to chapter 607 or chapter 617 of the Act to transact business or conduct its affairs in the State of Florida, having a business office identical with the registered office.

Section 6.02.	Change of Registered Office or Registered Agent; Resignation of Registered Agent.

(1)           The corporation may change its registered office or its registered agent upon filing with the Department of State of the State of Florida a statement of change setting forth:

(a)           The name of the corporation;

(b)           The street address of its current registered office;

(c)           If the current registered office is to be changed, the street address of the new registered office;

(d)           The name of its current registered agent;

(e)           If its current registered agent is to be changed, the name of the new registered agent and the new agent's written consent (either on the statement or attached to it) to the appointment;

(f)           That the street address of its registered office and the street address of the business office of its registered agent, as changed, will be identical;

(g)           That such change was authorized by resolution duly adopted by its board of directors or by an officer of the corporation so authorized by the board of directors.

ARTICLE VII

Shares, Options, Dividends and Distributions

Section 7.01.                                Authorized Shares.

(1)           The articles of incorporation prescribe the classes of shares and the number of shares of each class that the corporation is authorized to issue, as well as a distinguishing designation for each class, and prior to the issuance of shares of a class the preferences, limitations, and relative rights of that class must be described in the articles of incorporation.

(2)           The articles of incorporation must authorize:

(a)           One or more classes of shares that together have unlimited voting rights, and

(b)           One or more classes of shares (which may be the same class or classes as those with voting rights) that together are entitled to receive the net assets of the corporation upon dissolution.

(3)           The articles of incorporation may authorize one or more classes of shares that have special, conditional, or limited voting rights, or no rights, or no right to vote, except to the extent prohibited by the Act;

(a)           Are redeemable or convertible as specified in the articles of incorporation;

(b)           Entitle the holders to distributions calculated in any manner, including dividends that may be cumulative, non-cumulative, or partially cumulative;

(c)           Have preference over any other class of shares with respect to distributions, including dividends and distributions upon the dissolution of the corporation.

(4)           Shares which are entitled to preference in the distribution of dividends or assets shall not be designated as common shares.  Shares which are not entitled to preference in the distribution of dividends or assets shall be common shares and shall not be designated as preferred shares.

Section 7.02.                                Terms of Class or Series Determined by Board of Directors.

(1)           If the articles of incorporation so provide, the board of directors may determine, in whole or part, the preferences, limitations, and relative rights (within the limits set forth in Section 7.01) of:

(a)           Any class of shares before the issuance of any shares of that class, or

(b)           One or more series within a class before the issuance of any shares of that series.

(2)           Each series of a class must be given a distinguishing designation.

(3)           All shares of a series must have preferences, limitations, and relative rights identical with those of other shares of the same series and, except to the extent otherwise provided in the description of the series, of those of other series of the same class.

(4)           Before issuing any shares of a class or series created under this section, the corporation must deliver to the Department of State of the State of Florida for filing articles of amendment, which are effective without shareholder action, in accordance with Section 607.0602 of the Act.

Section 7.03.                                Issued and Outstanding Shares.

(1)           A corporation may issue the number of shares of each class or series authorized by the articles of incorporation.  Shares that are issued are outstanding shares until they are reacquired, redeemed, converted, or canceled.

(2)           The reacquisition, redemption, or conversion of outstanding shares is subject to the limitations of subsection (3) and to Section 607.06401 of the Act.

(3)           At all times that shares of the corporation are outstanding, one or more shares that together have unlimited voting rights and one or more shares that together are entitled to receive the net assets of the corporation upon dissolution must be outstanding.

Section 7.04.                                Issuance of Shares.

(1)           The board of directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, promises to perform services evidenced by a written contract, or other securities of the corporation.

(2)           Before the corporation issues shares, the board of directors must determine that the consideration received or to be received for shares to be issued is adequate.  That determination by the board of directors is conclusive insofar as the adequacy of consideration for the issuance of shares relates to whether the shares are validly issued, fully paid, and non-assessable.  When it cannot be determined that outstanding shares are fully paid and non-assessable, there shall be a conclusive presumption that such shares are fully paid and non-assessable if the board of directors makes a good faith determination that there is no substantial evidence that the full consideration for such shares has not been paid.

(3)           When the corporation receives the consideration for which the board of directors authorized the issuance of shares, the shares issued therefor are fully paid and non-assessable.  Consideration in the form of a promise to pay money or a promise to perform services is received by the corporation at the time of the making of the promise, unless the agreement specifically provides otherwise.

(4)           The corporation may place in escrow shares issued for a contract for future services or benefits or a promissory note, or make other arrangements to restrict the transfer of the shares, and may credit distributions in respect of the shares against their purchase price, until the services are performed, the note is paid, or the benefits received.  If the services are not performed, the shares escrowed or restricted and the distributions credited may be canceled in whole or part.

Section 7.05.                                Form and Content of Certificates.

(1)           Shares may but need not be represented by certificates.  Unless the Act or another statute expressly provides otherwise, the rights and obligations of shareholders are identical whether or not their shares are represented by certificates.

(2)           At a minimum, each share certificate must state on its face:

(a)           The name of the issuing corporation and that the corporation is organized under the laws of the State of Florida;

(b)           The name of the person to whom issued; and

(c)           The number and class of shares and the designation of the series, if any, the certificate represents.

(3)           If the shares being issued are of different classes of shares or different series within a class, the designations, relative rights, preferences, and limitations applicable to each class and the variations in rights, preferences, and limitations determined for each series (and the authority of the board of directors to determine variations for future series) must be summarized on the front or back of each certificate.  Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish the shareholder a full statement of this information on request and without charge.

(4)           Each share certificate:

(a)           Must be signed (either manually or in facsimile) by an officer or officers designated by the board of directors, and

(b)           May bear the corporate seal or its facsimile.

(5)           If the person who signed (either manually or in facsimile) a share certificate no longer holds office when the certificate is issued, the certificate is nevertheless valid.

(6)           Nothing in this section may be construed to invalidate any share certificate validly issued and outstanding under the Act on July 1, 1990.

Section 7.06.                                Shares Without Certificates.

(1)           The board of directors of the corporation may authorize the issue of some or all of the shares of any or all of its classes or series without certificates.  The authorization does not affect shares already represented by certificates until they are surrendered to the corporation.

(2)           Within a reasonable time after the issue or transfer of shares without certificates, the corporation shall send the shareholder a written statement of the information required on certificates by the Act.

Section 7.07.                                Restriction on Transfer of Shares and Other Securities.

(1)           The articles of incorporation, these bylaws, an agreement among shareholders, or an agreement between shareholders and the corporation may impose restrictions on the transfer or registration of transfer of shares of the corporation.  A restriction does not affect shares issued before the restriction was adopted unless the holders of such shares are parties to the restriction agreement or voted in favor of the restriction.

(2)           A restriction on the transfer or registration of transfer of shares is valid and enforceable against the holder or a transferee of the holder if the restriction is authorized by this section, and effected in compliance with the provisions of the Act, including having a proper purpose as referred to in the Act.

Section 7.08.                                Shareholder's Pre-emptive Rights.

The shareholders of the corporation do not have a pre-emptive right to acquire the corporation's unissued shares.

Section 7.09.                                Corporation's Acquisition of its Own Shares.

(1)            The corporation may acquire its own shares, and, unless otherwise provided in the articles of incorporation or except as provided in subsection (4), shares so acquired constitute authorized but unissued shares of the same class but undesignated as to series.

(2)           If the articles of incorporation prohibit the reissue of acquired shares, the number of authorized shares is reduced by the number of shares acquired, effective upon amendment of the articles of incorporation.

(3)           Articles of amendment may be adopted by the board of directors without shareholder action, shall be delivered to the Department of State of the State of Florida for filing, and shall set forth the information required by Section 607.0631 of the Act.

(4)           Shares of the corporation in existence on June 30, 1990, which are treasury shares under Section 607.004(18), Florida Statutes (1987), shall be issued, but not outstanding, until canceled or disposed of by the corporation.

Section 7.10.                                Share Options.

(1)           Unless the articles of incorporation provide otherwise, the corporation may issue rights, options, or warrants for the purchase of shares of the corporation.  The board of directors shall determine the terms upon which the rights, options, or warrants are issued, their form and content, and the consideration for which the shares are to be issued.

(2)           The terms and conditions of stock rights and options which are created and issued by the corporation, or its successor, and which entitle the holders thereof to purchase from the corporation shares of any class or classes, whether authorized by unissued shares, treasury shares, or shares to be purchased or acquired by the corporation, may include, without limitation, restrictions, or conditions that preclude or limit the exercise, transfer, receipt, or holding of such rights or options by any person or persons, including any person or persons owning or offering to acquire a specified number or percentage of the outstanding common shares or other securities of the corporation, or any transferee or transferees of any such person or persons, or that invalidate or void such rights or options held by any such person or persons or any such transferee or transferees.

Section 7.11.                                Terms and Conditions of Stock Rights and Options.

The terms and conditions of the stock rights and options which are created and issued by the corporation or its successor, and which entitle the holders thereof to purchase from the corporation shares of any class or classes, whether authorized but unissued shares, treasury shares, or shares to be purchased or acquired by the corporation, may include, without limitation, restrictions or conditions that preclude or limit the exercise, transfer, receipt or holding of such rights or options by any person or persons, including any person or persons owning or offering to acquire a specified number or percentage of the outstanding common shares or other securities of the corporation, or any transferee or transferees of any such person or persons, or that invalidate or void such rights or options held by any such person or persons or any such transferee or transferees.

Section 7.12.                                Share Dividends.

(1)           Shares may be issued pro rata and without consideration to the corporation's shareholders or to the shareholders of one or more classes or series.  An issuance of shares under this subsection is a share dividend.

(2)           Shares of one class or series may not be issued as a share dividend in respect of shares of another class or series unless:

(a)           The articles of incorporation so authorize,

(b)           A majority of the votes entitled to be cast by the class or series to be issued approves the issue, or

(c)           There are no outstanding shares of the class or series to be issued.

(3)           If the board of directors does not fix the record date for determining shareholders entitled to a share dividend, it is the date of the board of directors authorizes the share dividend.

Section 7.13.                                Distributions to Shareholders.

(1)           The board of directors may authorize and the corporation may make distributions to its shareholders subject to restriction by the articles of incorporation and the limitations in subsection (3).

(2)           If the board of directors does not fix the record date for determining shareholders entitled to a distribution (other than one involving a purchase, redemption, or other acquisition of the corporation's shares), it is the date the board of directors authorizes the distribution.

(3)           No distribution may be made if, after giving it effect:

(a)           The corporation would not be able to pay its debts as they become due in the usual course of business; or

(b)           The corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

(4)           The board of directors may base a determination that a distribution is not prohibited under subsection (3) either on financial statements prepared on the basis of accounting practices and principles that are reasonable in the circumstances or on a fair valuation or other method that is reasonable in the circumstances.  In the case of any distribution based upon such a valuation, each such distribution shall be identified as a distribution based upon a current valuation of assets, and the amount per share paid on the basis of such valuation shall be disclosed to the shareholders concurrent with their receipt of the distribution.

(5)           Except as provided in subsection (7), the effect of a distribution under subsection (3) is measured;

(a)           In the case of distribution by purchase, redemption, or other acquisition of the corporation's shares, as of the earlier of:

(i)           The date money or other property is transferred or debt incurred by the corporation, or
(ii)           The date the shareholder ceases to be a shareholder with respect to the acquired shares;

(b)           In the case of any other distribution of indebtedness, as of the date the indebtedness is distributed;

(c)           In all other cases, as of:

(i)           The date the distribution is authorized if the payment occurs within 120 days after the date of authorization, or

(ii)           The date the payment is made if it occurs more than 120 days after the date of authorization.

(6)           A corporation's indebtedness to a shareholder incurred by reason of a distribution made in accordance with this section is at parity with the corporation's indebtedness to its general, unsecured creditors except to the extent subordinated by agreement.

(7)           Indebtedness of the corporation, including indebtedness issued as a distribution, is not considered a liability for purposes of determinations under subsection (3) if its terms provide that payment of principal and interest are made only if and to the extent that payment of a distribution to shareholders could then be made under this section.  If the indebtedness is issued as a distribution, each payment of principal or interest is treated as a distribution, the effect of which is measured on the date the payment is actually made.

ARTICLE VIII

Amendment of Articles and Bylaws

Section 8.01.                                Authority to Amend the Articles of Incorporation.

(1)           The corporation may amend its articles of incorporation at any time to add or change a provision that is required or permitted in the articles of incorporation or to delete a provision not required in the articles of incorporation.  Whether a provision is required or permitted in the articles of incorporation is determined as of the effective date of the amendment.

(2)           A shareholder of the corporation does not have a vested property right resulting from any provision in the articles of incorporation, including provisions relating to management, control, capital structure, dividend entitlement, or purpose or duration of the corporation.

Section 8.02.                                Amendment by Board of Directors.

The corporation's board of directors may adopt one or more amendments to the corporation's articles of incorporation without shareholder action:

(1)           To extend the duration of the corporation if it was incorporated at a time when limited duration was required by law;

(2)           To delete the names and addresses of the initial directors;

(3)           To delete the name and address of the initial registered agent or registered office, if a statement of change is on file with the Department of State of the State of Florida;

(4)           To delete any other information contained in the articles of incorporation that is solely of historical interest;

(5)           To change each issued and unissued authorized share of an outstanding class into a greater number of whole shares if the corporation has only shares of that class outstanding;

(6)           To delete the authorization for a class or series of shares authorized pursuant to Section 607.0602 of the Act, if no shares of such class or series have been issued;

(7)           To change the corporate name by substituting the word "Corporation," "Incorporated," or "Company," or the abbreviation "Corp.," Inc.," or Co.," for a similar word or abbreviation in the name, or by adding, deleting, or changing a geographical attribution for the name; or

(8)           To make any other change expressly permitted by the Act to be made without shareholder action.

Section 8.03.                                Amendment of Bylaws by Board of Directors.

The corporation's board of directors may amend or repeal the corporation's bylaws unless the Act reserves the power to amend a particular bylaw provision exclusively to the shareholders.

Section 8.04.                                Bylaw Increasing Quorum or Voting Requirements for Directors.

(1)           A bylaw that fixes a greater quorum or voting requirement for the board of directors may be amended or repealed:

(a)           If originally adopted by the shareholders, only by the shareholders;

(b)           If originally adopted by the board of directors, either by the shareholders or by the board of directors.

(2)           A bylaw adopted or amended by the shareholders that fixes a greater quorum or voting requirement for the board of directors may provide that it may be amended or repealed only by a specified vote of either the shareholders or the board of directors.

(3)           Action by the board of directors under paragraph (1)(b) to adopt or amend a bylaw that changes the quorum or voting requirement for the board of directors must meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirement then in effect or proposed to be adopted, whichever is greater.

ARTICLE IX

Records and Reports

Section 9.01.                                Corporate Records.

(1)           The corporation shall keep as permanent records minutes of al meetings of its shareholders and board of directors, a record of all actions taken by the shareholders or board of directors without a meeting, and a record of all actions taken by a committee of the board of directors in place of the board of directors on behalf of the corporation.

(2)           The corporation shall maintain accurate accounting records.

(3)           The corporation or its agent shall maintain a record of its shareholders in a form that permits preparation of a list of the names and addresses of all shareholders in alphabetical order by class of shares showing the number and series of shares held by each.

(4)           The corporation shall maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

(5)           The corporation shall keep a copy of the following records:

(a)           Its articles or restated articles of incorporation and all amendments to them currently in effect;

(b)           Its bylaws or restated bylaws and all amendments to them currently in effect;

(c)           Resolutions adopted by the board of directors creating one or more classes or series of shares and finding their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding;

(d)           The minutes of all shareholders' meetings and records of all action taken by shareholders without a meeting for the past three years;

(e)           Written communications to all shareholders generally or all shareholders of a class or series within the past three years, including the financial statements furnished for the past three years;

(f)           A list of the names and business street addresses of its current directors and officers; and

(g)           Its most recent annual report delivered to the Department of State of the State of Florida.

Section 9.02.                                Financial Statements for Shareholders.

(1)           Unless modified by resolution of the shareholders within 120 days of the close of each fiscal year, the corporation shall furnish its shareholders annual financial statements which may be consolidated or combined statements of the corporation and one or more of its subsidiaries, as appropriate, that include a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of cash flows for that year.  If financial statements are prepared for the corporation on the basis of generally-accepted accounting principles, the annual financial statements must also be prepared on that basis.

(2)           If the annual financial statements are reported upon by a public accountant, his report must accompany them.  If not, the statements must be accompanied by a statement of the president or the person responsible for the corporation's accounting records:

(a)           Stating his reasonable belief whether the statements were prepared on the basis of generally-accepted accounting principles and, if not, describing the basis of preparation; and

(b)           Describing any respects in which the statements were not prepared on a basis of accounting consistent with the statements prepared for the preceding year.

(3)           The corporation shall mail the annual financial statements to each shareholder within 120 days after the close of each fiscal year or within such additional time thereafter as is reasonably necessary to enable the corporation to prepare its financial statements, if for reasons beyond the corporation's control, it is unable to prepare its financial statements within the prescribed period.  Thereafter, on written request from a shareholder who was not mailed the statements, the corporation shall mail him the latest annual financial statements.

Section 9.03.                                Other Reports to Shareholders.

(1)           If the corporation indemnifies or advances expenses to any director, officer, employee or agent otherwise than by court order or action by the shareholders or by an insurance carrier pursuant to insurance maintained by the corporation, the corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next shareholders' meeting, or prior to such meeting if the indemnification or advance occurs after the giving of such notice but prior to the time such meeting is held, which report shall include a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

(2)           If the corporation issues or authorizes the issuance of shares for promises to render services in the future, the corporation shall report in writing to the shareholders the number of shares authorized or issued, and the consideration received by the corporation, with or before the notice of the next shareholders' meeting.

Section 9.04.                                Annual Report for Department of State.

(1)           The corporation shall deliver to the Department of State of the State of Florida for filing a sworn annual report on such forms as the Department of State of the State of Florida prescribes that sets forth the information prescribed by Section 607.1622 of the Act.

(2)           Proof to the satisfaction of the Department of State of the State of Florida on or before July 1 of each calendar year that such report was deposited in the United States mail in a sealed envelope, properly addressed with postage prepaid, shall be deemed in compliance with this requirement.

(3)           Each report shall be executed by the corporation by an officer or director or, if the corporation is in the hands of a receiver or trustee, shall be executed on behalf of the corporation by such receiver or trustee, and the signing thereof shall have the same legal effect as if made under oath, without the necessity of appending such oath thereto.

(4)           Information in the annual report must be current as of the date the annual report is executed on behalf of the corporation.

(5)           Any corporation failing to file an annual report which complies with the requirements of this section shall not be permitted to maintain or defend any action in any court of this state until such report is filed and all fees and taxes due under the Act are paid and shall be subject to dissolution or cancellation of its certificate of authority to do business as provided in the Act.

ARTICLE X

Miscellaneous

Section 10.01.                                           Definition of the Act.

All references contained herein to the "Act" or to sections of the Act shall be deemed to be in reference to the Florida Business Corporation Act, as may be amended from time to time.

Section 10.02.                                           Application of Florida Law.

Whenever any provision of these bylaws is inconsistent with any provision of the Act, Statutes 607, as they may be amended from time to time, then in such instance Florida law shall prevail.

Section 10.03.                                           Fiscal Year.

The fiscal year of the corporation shall be determined by resolution of the board of directors.

Section 10.04.                                           Conflicts with Articles of Incorporation.

In the event that any provision contained in these bylaws conflicts with any provision of the corporation's articles of incorporation, as amended from time to time, the provisions of the articles of incorporation shall prevail and be given full force and effect, to the full extent permissible under the Act.

Section 10.05.                                Emergency By-Laws.

In the event of an emergency, as currently or hereafter defined or described under Section 607.02.07 of the Florida Business Corporation Act, and if there are no officers or directors in office or serving based on death, incapacity or resignation, the corporation, acting through shareholders representing a majority in interest of shares and who purport to be shareholders of the corporation, shall have a right to designate one or more persons to serve as director or directors of the corporation until formal procedures can be established in order to elect a director or directors to serve on the board of directors of the corporation.  In the event the number of shareholders shall ultimately be determined not to be a majority in interest of the shareholder interest of the corporation, the actions taken by such shareholders, on the good faith belief that they are acting as a majority in interest of the shareholders of the corporation, shall be deemed valid and proper.

Appendix F

ARTICLE 113.  DISSENTER’S RIGHTS

7-113-101. Definitions.
For purposes of this article:

 (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) "Shareholder" means either a record shareholder or a beneficial shareholder.

Source: L. 93: Entire article added, p. 813, § 1, effective July 1, 1994.

Cross references: For additional definitions applicable to this title, see §§ 7-90-102 and 7-101-401.

ANNOTATION

Law reviews. For article, "Dissenter's Rights in Colorado", see 18 Colo. Law. 1101 (1989).

Annotator's note. Since § 7-113-101 is similar to § 7-7-4-124 as it existed prior to the 1993 recodification of the "Colorado Business Corporation Act", articles 101 to 117 of title 7, cases construing that provision and its predecessors have been included in the annotations to this section.

Purpose of dissenters' rights statutes is to protect the property rights of dissenting shareholders from actions by majority shareholders that alter the character of their investment. M Life Ins. Co. v. Sapers & Wallack Ins. Agency, Inc., 40 P.3d 6 (Colo. App. 2001).

Statutes, not bylaws of corporation, control valuation of shares. However, the unique structure of the corporation, as expressed in its bylaws, is a relevant factor. M Life Ins. Co. v. Sapers & Wallack Ins. Agency, Inc., 40 P.3d 6 (Colo. App. 2001).

Interpretation of "fair value". Relying on case law interpreting "fair value" within the context of dissenters' rights statutes in other states, a determination of fair value is based on all relevant value factors considering the particular circumstances of the corporation involved. Such a determination is not premised upon any precise mathematical formula. Pioneer Bancorporation, Inc. v. Waters, 765 P.2d 597 (Colo. App. 1988); M Life Ins. Co. v. Sapers & Wallack Ins. Agency, Inc., 40 P.3d 6 (Colo. App. 2001).

"Fair value" connotes a broader approach to valuation than "fair market value". In determining fair value, the court must consider all relevant value factors, the most important of which are market value, investment or earnings value, and net asset value. M Life Ins. Co. v. Sapers & Wallack Ins. Agency, Inc., 40 P.3d 6 (Colo. App. 2001).

A marketability discount may, in appropriate circumstances, be applied in situations in which a closely held corporation's shares are valued under this section, but such a determination is a factual one that must be made on an ad hoc basis. WCM Indus. v. Trustees of Wilson Trust, 948 P.2d 36 (Colo. App. 1997) (decided under law as it existed prior to the 1994 repeal of § 7-4-124).

Distinction between marketability discount and minority discount. A minority discount adjusts for lack of control over the business entity on the theory that non-controlling shares of stock are not worth their proportionate share of the firm's value because they lack voting power to control corporate actions. A marketability discount adjusts for a lack of liquidity in one's interest in an entity, on the theory that there is a limited supply of potential buyers for stock in a closely held corporation. M Life Ins. Co. v. Sapers & Wallack Ins. Agency, Inc., 40 P.3d 6 (Colo. App. 2001).

Finding of fair value is a factual determination. As such, it will not be disturbed on appeal unless clearly erroneous. M Life Ins. Co. v. Sapers & Wallack Ins. Agency, Inc., 40 P.3d 6 (Colo. App. 2001).

"Shall" as used in subsection (8)(f) is mandatory. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Letter mailed by dissenter was not mailed within the thirty-day period specified in subsection (7) and did not qualify as a demand letter, but was only evidence that dissenter's demand remained unsettled. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Dissenter entitled to amount demanded with interest. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Costs not properly assessed against dissenter. Dissenter's suit was an exercise of statutory rights and not an arbitrary and vexatious action pursued in bad faith. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Defendant corporation owed dissenting stockholder the fair value, not the redemption value, for plaintiff's preferred stock. Fair value is akin to fair market value, the value a shareholder would receive in an arms-length transaction, and not necessarily an existent redemptive value if the redemptive value is lower than fair market value. Breniman v. Agricultural Consultants, 829 P.2d 493 (Colo. App. 1992).

Extraordinary actions of the corporation in selling off its property permit the dissenting shareholder to invoke this section to obtain fair value payment for his shares. Breniman v. Agricultural Consultants, 829 P.2d 493 (Colo. App. 1992).

Applied in Walter S. Cheesman Realty Co. v. Moore, 770 P.2d 1308 (Colo. App. 1988).

7-113-102. Right to dissent.

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1);

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2); and

(e) Consummation of a conversion in which the corporation is the converting entity as provided in section 7-90-206 (2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares that either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which, at the effective date of the plan of merger or share exchange, either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, § 30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

Source: L. 93: Entire article added, p. 814, § 1, effective July 1, 1994. L. 96: Entire section amended, p. 1321, § 30, effective June 1. L. 2006: (1)(e) added, p. 881, § 74, effective July 1. L. 2008: IP(1.3) and (1.8)(b) amended, p. 21, § 8, effective August 5.

Cross references: For the federal "Securities Exchange Act of 1934", see 15 U.S.C. 78a et seq.

ANNOTATION

Law reviews. For article, "Sale of Substantially All Corporate Assets", see 16 Colo. Law. 455 (1987). For article, "Mergers and Acquisitions in Colorado: A Practitioner's Roadmap", see 16 Colo. Law. 769 (1987). For article, "Dissenter's Rights in Colorado", see 18 Colo. Law. 1101 (1989). For article, "Dissenters' Rights: Business Valuation Issues Post-Pueblo and Szaloczi", see 35 Colo. Law. 25 (June 2006).

Annotator's note. Since § 7-113-102 is similar to § 7-4-123 as it existed prior to the 1993 recodification of the "Colorado Business Corporation Act", articles 101 to 117 of title 7, cases construing that provision and its predecessors have been included in the annotations to this section.

Issuance of stock contrary to a dissenting shareholder's preemptive rights does not fall within the purview of this section. Breniman v. Agricultural Consultants, Inc., 648 P.2d 165 (Colo. App. 1982) (decided under former § 7-5-113).

Defendant corporation owed dissenting stockholder the fair value, not the redemption value, for plaintiff's preferred stock. Fair value is akin to fair market value, the value a shareholder would receive in an arms-length transaction, and not necessarily an existent redemptive value if the redemptive value is lower than fair market value. Breniman v. Agricultural Consultants, 829 P.2d 493 (Colo. App. 1992).

Extraordinary actions of the corporation in selling off its property permit the dissenting shareholder to invoke this section to obtain fair value payment for his shares. Breniman v. Agricultural Consultants, 829 P.2d 493 (Colo. App. 1992).

An action by a minority shareholder for compensatory damages based on breach of fiduciary duty and conspiracy is not within the statutory exception to exclusivity, as it is not an action for equitable relief challenging the corporate action that created the right to dissent and obtain payment for the minority owner's shares, and actions against the officers and directors rather than the corporation are subject to the exclusivity requirement. Szaloczi v. Behrmann Revocable Trust, 90 P.3d 835 (Colo. 2004).

7-113-103. Dissent by nominees and beneficial owners.

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

 (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

 (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

Source: L. 93: Entire article added, p. 815, § 1, effective July 1, 1994.

ANNOTATION

Law reviews. For article, "Sale of Substantially All Corporate Assets", see 16 Colo. Law. 455 (1987). For article, "Mergers and Acquisitions in Colorado: A Practitioner's Roadmap", see 16 Colo. Law. 769 (1987). For article, "Dissenter's Rights in Colorado", see 18 Colo. Law. 1101 (1989).

Annotator's note. Since § 7-113-103 is similar to § 7-4-123 as it existed prior to the 1993 recodification of the "Colorado Business Corporation Act", articles 101 to 117 of title 7, cases construing that provision and its predecessors have been included in the annotations to this section.

Issuance of stock contrary to a dissenting shareholder's preemptive rights does not fall within the purview of this section. Breniman v. Agricultural Consultants, Inc., 648 P.2d 165 (Colo. App. 1982) (decided under former § 7-5-113).

Defendant corporation owed dissenting stockholder the fair value, not the redemption value, for plaintiff's preferred stock. Fair value is akin to fair market value, the value a shareholder would receive in an arms-length transaction, and not necessarily an existent redemptive value if the redemptive value is lower than fair market value. Breniman v. Agricultural Consultants, 829 P.2d 493 (Colo. App. 1992).

Extraordinary actions of the corporation in selling off its property permit the dissenting shareholder to invoke this section to obtain fair value payment for his shares. Breniman v. Agricultural Consultants, 829 P.2d 493 (Colo. App. 1992).

7-113-201. Notice of dissenters' rights.

 (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

Source: L. 93: Entire article added, p. 816, § 1, effective July 1, 1994. L. 96: Entire section amended, p. 1323, § 31, effective June 1.

ANNOTATION

Law reviews. For article, "Dissenter's Rights in Colorado", see 18 Colo. Law. 1101 (1989). For article, "Fiduciary Duties of Corporate Directors: Recent Case Law Developments", see 32 Colo. Law. 65 (December 2003).

Annotator's note. Since § 7-113-201 is similar to § 7-4-124 as it existed prior to the 1993 recodification of the "Colorado Business Corporation Act", articles 101 to 117 of title 7, cases construing that provision and its predecessors have been included in the annotations to this section.

Interpretation of "fair value". Relying on case law interpreting "fair value" within the context of dissenters' rights statutes in other states, a determination of fair value is based on all relevant value factors considering the particular circumstances of the corporation involved. Such a determination is not premised upon any precise mathematical formula. Pioneer Bancorporation, Inc. v. Waters, 765 P.2d 597 (Colo. App. 1988).

"Shall" as used in subsection (8)(f) is mandatory. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Letter mailed by dissenter was not mailed within the 30-day period specified in subsection (7) and did not qualify as a demand letter, but was only evidence that dissenter's demand remained unsettled. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Dissenter entitled to amount demanded with interest. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Costs not properly assessed against dissenter. Dissenter's suit was an exercise of statutory rights and not an arbitrary and vexatious action pursued in bad faith. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Defendant corporation owed dissenting stockholder the fair value, not the redemption value, for plaintiff's preferred stock. Fair value is akin to fair market value, the value a shareholder would receive in an arms-length transaction, and not necessarily an existent redemptive value if the redemptive value is lower than fair market value. Breniman v. Agricultural Consultants, 829 P.2d 493 (Colo. App. 1992).

Extraordinary actions of the corporation in selling off its property permit the dissenting shareholder to invoke this section to obtain fair value payment for his shares. Breniman v. Agricultural Consultants, 829 P.2d 493 (Colo. App. 1992).

Applied in Walter S. Cheesman Realty Co. v. Moore, 770 P.2d 1308 (Colo. App. 1988).

7-113-202. Notice of intent to demand payment.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

 (3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

Source: L. 93: Entire article added, p. 816, § 1, effective July 1, 1994. L. 96: IP(1) and (2) amended, p. 1323, § 32, effective June 1.

ANNOTATION

Law reviews. For article, "Dissenter's Rights in Colorado", see 18 Colo. Law. 1101 (1989).

Annotator's note. Since § 7-113-202 is similar to § 7-4-124 as it existed prior to the 1993 recodification of the "Colorado Business Corporation Act", articles 101 to 117 of title 7, cases construing that provision and its predecessors have been included in the annotations to this section.

Interpretation of "fair value". Relying on case law interpreting "fair value" within the context of dissenters' rights statutes in other states, a determination of fair value is based on all relevant value factors considering the particular circumstances of the corporation involved. Such a determination is not premised upon any precise mathematical formula. Pioneer Bancorporation, Inc. v. Waters, 765 P.2d 597 (Colo. App. 1988).

"Shall" as used in subsection (8)(f) is mandatory. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Letter mailed by dissenter was not mailed within the thirty-day period specified in subsection (7) and did not qualify as a demand letter, but was only evidence that dissenter's demand remained unsettled. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Dissenter entitled to amount demanded with interest. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Costs not properly assessed against dissenter. Dissenter's suit was an exercise of statutory rights and not an arbitrary and vexatious action pursued in bad faith. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Defendant corporation owed dissenting stockholder the fair value, not the redemption value, for plaintiff's preferred stock. Fair value is akin to fair market value, the value a shareholder would receive in an arms-length transaction, and not necessarily an existent redemptive value if the redemptive value is lower than fair market value. Breniman v. Agricultural Consultants, 829 P.2d 493 (Colo. App. 1992).

Extraordinary actions of the corporation in selling off its property permit the dissenting shareholder to invoke this section to obtain fair value payment for his shares. Breniman v. Agricultural Consultants, 829 P.2d 493 (Colo. App. 1992).

Applied in Walter S. Cheesman Realty Co. v. Moore, 770 P.2d 1308 (Colo. App. 1988).

7-113-203. Dissenters' notice.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

Source: L. 93: Entire article added, p. 817, § 1, effective July 1, 1994.

ANNOTATION

Law reviews. For article, "Dissenter's Rights in Colorado", see 18 Colo. Law. 1101 (1989).

Annotator's note. Since § 7-113-203 is similar to § 7-4-124 as it existed prior to the 1993 recodification of the "Colorado Business Corporation Act", articles 101 to 117 of title 7, cases construing that provision and its predecessors have been included in the annotations to this section.

Interpretation of "fair value". Relying on case law interpreting "fair value" within the context of dissenters' rights statutes in other states, a determination of fair value is based on all relevant value factors considering the particular circumstances of the corporation involved. Such a determination is not premised upon any precise mathematical formula. Pioneer Bancorporation, Inc. v. Waters, 765 P.2d 597 (Colo. App. 1988).

"Shall" as used in subsection (8)(f) is mandatory. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Letter mailed by dissenter was not mailed within the thirty-day period specified in subsection (7) and did not qualify as a demand letter, but was only evidence that dissenter's demand remained unsettled. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Dissenter entitled to amount demanded with interest. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Costs not properly assessed against dissenter. Dissenter's suit was an exercise of statutory rights and not an arbitrary and vexatious action pursued in bad faith. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Defendant corporation owed dissenting stockholder the fair value, not the redemption value, for plaintiff's preferred stock. Fair value is akin to fair market value, the value a shareholder would receive in an arms-length transaction, and not necessarily an existent redemptive value if the redemptive value is lower than fair market value. Breniman v. Agricultural Consultants, 829 P.2d 493 (Colo. App. 1992).

Extraordinary actions of the corporation in selling off its property permit the dissenting shareholder to invoke this section to obtain fair value payment for his shares. Breniman v. Agricultural Consultants, 829 P.2d 493 (Colo. App. 1992).

Applied in Walter S. Cheesman Realty Co. v. Moore, 770 P.2d 1308 (Colo. App. 1988).

7-113-204. Procedure to demand payment.

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

Source: L. 93: Entire article added, p. 817, § 1, effective July 1, 1994.

ANNOTATION

Law reviews. For article, "Dissenter's Rights in Colorado", see 18 Colo. Law. 1101 (1989).

Annotator's note. Since § 7-113-204 is similar to § 7-4-124 as it existed prior to the 1993 recodification of the "Colorado Business Corporation Act", articles 101 to 117 of title 7, cases construing that provision and its predecessors have been included in the annotations to this section.

Interpretation of "fair value". Relying on case law interpreting "fair value" within the context of dissenters' rights statutes in other states, a determination of fair value is based on all relevant value factors considering the particular circumstances of the corporation involved. Such a determination is not premised upon any precise mathematical formula. Pioneer Bancorporation, Inc. v. Waters, 765 P.2d 597 (Colo. App. 1988).

"Shall" as used in subsection (8)(f) is mandatory. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Letter mailed by dissenter was not mailed within the 30-day period specified in subsection (7) and did not qualify as a demand letter, but was only evidence that dissenter's demand remained unsettled. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Dissenter entitled to amount demanded with interest. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Costs not properly assessed against dissenter. Dissenter's suit was an exercise of statutory rights and not an arbitrary and vexatious action pursued in bad faith. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Defendant corporation owed dissenting stockholder the fair value, not the redemption value, for plaintiff's preferred stock. Fair value is akin to fair market value, the value a shareholder would receive in an arms-length transaction, and not necessarily an existent redemptive value if the redemptive value is lower than fair market value. Breniman v. Agricultural Consultants, 829 P.2d 493 (Colo. App. 1992).

Extraordinary actions of the corporation in selling off its property permit the dissenting shareholder to invoke this section to obtain fair value payment for his shares. Breniman v. Agricultural Consultants, 829 P.2d 493 (Colo. App. 1992).

Even though a minority shareholder may have an action for compensatory damages as recognized by this section before the effective date of an action giving rise to the dissenter's rights, after the effective date of the action such pre-existing claims must be dismissed unless they fall within the narrow exception to the exclusivity requirement of § 7-113-102 (4). Szaloczi v. Behrmann Revocable Trust, 90 P.3d 835 (Colo. 2004).

Applied in Walter S. Cheesman Realty Co. v. Moore, 770 P.2d 1308 (Colo. App. 1988).

7-113-205. Uncertificated shares.

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

Source: L. 93: Entire article added, p. 818, § 1, effective July 1, 1994.

7-113-206. Payment.

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter's right to demand payment under section 7-113-209; and

(e) A copy of this article.

Source: L. 93: Entire article added, p. 818, § 1, effective July 1, 1994.

ANNOTATION

Law reviews. For article, "Dissenter's Rights in Colorado", see 18 Colo. Law. 1101 (1989).

Annotator's note. Since § 7-113-206 is similar to § 7-4-124 as it existed prior to the 1993 recodification of the "Colorado Business Corporation Act", articles 101 to 117 of title 7, cases construing that provision and its predecessors have been included in the annotations to this section.

Interpretation of "fair value". Relying on case law interpreting "fair value" within the context of dissenters' rights statutes in other states, a determination of fair value is based on all relevant value factors considering the particular circumstances of the corporation involved. Such a determination is not premised upon any precise mathematical formula. Pioneer Bancorporation, Inc. v. Waters, 765 P.2d 597 (Colo. App. 1988).

"Shall" as used in subsection (8)(f) is mandatory. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Letter mailed by dissenter was not mailed within the 30-day period specified in subsection (7) and did not qualify as a demand letter, but was only evidence that dissenter's demand remained unsettled. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Dissenter entitled to amount demanded with interest. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Costs not properly assessed against dissenter. Dissenter's suit was an exercise of statutory rights and not an arbitrary and vexatious action pursued in bad faith. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Defendant corporation owed dissenting stockholder the fair value, not the redemption value, for plaintiff's preferred stock. Fair value is akin to fair market value, the value a shareholder would receive in an arms-length transaction, and not necessarily an existent redemptive value if the redemptive value is lower than fair market value. Breniman v. Agricultural Consultants, 829 P.2d 493 (Colo. App. 1992).

Extraordinary actions of the corporation in selling off its property permit the dissenting shareholder to invoke this section to obtain fair value payment for his shares. Breniman v. Agricultural Consultants, 829 P.2d 493 (Colo. App. 1992).

Applied in Walter S. Cheesman Realty Co. v. Moore, 770 P.2d 1308 (Colo. App. 1988).

7-113-207. Failure to take action.

 (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

 (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

Source: L. 93: Entire article added, p. 819, § 1, effective July 1, 1994.

ANNOTATION

Law reviews. For article, "Dissenter's Rights in Colorado", see 18 Colo. Law. 1101 (1989).

Annotator's note. Since § 7-113-207 is similar to § 7-4-124 as it existed prior to the 1993 recodification of the "Colorado Business Corporation Act", articles 101 to 117 of title 7, cases construing that provision and its predecessors have been included in the annotations to this section.

Interpretation of "fair value". Relying on case law interpreting "fair value" within the context of dissenters' rights statutes in other states, a determination of fair value is based on all relevant value factors considering the particular circumstances of the corporation involved. Such a determination is not premised upon any precise mathematical formula. Pioneer Bancorporation, Inc. v. Waters, 765 P.2d 597 (Colo. App. 1988).

"Shall" as used in subsection (8)(f) is mandatory. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Letter mailed by dissenter was not mailed within the 30-day period specified in subsection (7) and did not qualify as a demand letter, but was only evidence that dissenter's demand remained unsettled. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Dissenter entitled to amount demanded with interest. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Costs not properly assessed against dissenter. Dissenter's suit was an exercise of statutory rights and not an arbitrary and vexatious action pursued in bad faith. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Defendant corporation owed dissenting stockholder the fair value, not the redemption value, for plaintiff's preferred stock. Fair value is akin to fair market value, the value a shareholder would receive in an arms-length transaction, and not necessarily an existent redemptive value if the redemptive value is lower than fair market value. Breniman v. Agricultural Consultants, 829 P.2d 493 (Colo. App. 1992).

Extraordinary actions of the corporation in selling off its property permit the dissenting shareholder to invoke this section to obtain fair value payment for his shares. Breniman v. Agricultural Consultants, 829 P.2d 493 (Colo. App. 1992).

Applied in Walter S. Cheesman Realty Co. v. Moore, 770 P.2d 1308 (Colo. App. 1988).

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action.

 (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

 (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

Source: L. 93: Entire article added, p. 819, § 1, effective July 1, 1994.

ANNOTATION

Law reviews. For article, "Dissenter's Rights in Colorado", see 18 Colo. Law. 1101 (1989).

Annotator's note. Since § 7-113-208 is similar to § 7-4-124 as it existed prior to the 1993 recodification of the "Colorado Business Corporation Act", articles 101 to 117 of title 7, cases construing that provision and its predecessors have been included in the annotations to this section.

Interpretation of "fair value". Relying on case law interpreting "fair value" within the context of dissenters' rights statutes in other states, a determination of fair value is based on all relevant value factors considering the particular circumstances of the corporation involved. Such a determination is not premised upon any precise mathematical formula. Pioneer Bancorporation, Inc. v. Waters, 765 P.2d 597 (Colo. App. 1988).

"Shall" as used in subsection (8)(f) is mandatory. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Letter mailed by dissenter was not mailed within the 30-day period specified in subsection (7) and did not qualify as a demand letter, but was only evidence that dissenter's demand remained unsettled. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Dissenter entitled to amount demanded with interest. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Costs not properly assessed against dissenter. Dissenter's suit was an exercise of statutory rights and not an arbitrary and vexatious action pursued in bad faith. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Defendant corporation owed dissenting stockholder the fair value, not the redemption value, for plaintiff's preferred stock. Fair value is akin to fair market value, the value a shareholder would receive in an arms-length transaction, and not necessarily an existent redemptive value if the redemptive value is lower than fair market value. Breniman v. Agricultural Consultants, 829 P.2d 493 (Colo. App. 1992).

Extraordinary actions of the corporation in selling off its property permit the dissenting shareholder to invoke this section to obtain fair value payment for his shares. Breniman v. Agricultural Consultants, 829 P.2d 493 (Colo. App. 1992).

Applied in Walter S. Cheesman Realty Co. v. Moore, 770 P.2d 1308 (Colo. App. 1988).

7-113-209. Procedure if dissenter is dissatisfied with payment or offer.

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

Source: L. 93: Entire article added, p. 820, § 1, effective July 1, 1994.

ANNOTATION

Law reviews. For article, "Dissenter's Rights in Colorado", see 18 Colo. Law. 1101 (1989).

Annotator's note. Since § 7-113-209 is similar to § 7-4-124 as it existed prior to the 1993 recodification of the "Colorado Business Corporation Act", articles 101 to 117 of title 7, cases construing that provision and its predecessors have been included in the annotations to this section.

Interpretation of "fair value". Relying on case law interpreting "fair value" within the context of dissenters' rights statutes in other states, a determination of fair value is based on all relevant value factors considering the particular circumstances of the corporation involved. Such a determination is not premised upon any precise mathematical formula. Pioneer Bancorporation, Inc. v. Waters, 765 P.2d 597 (Colo. App. 1988).

"Shall" as used in subsection (8)(f) is mandatory. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Letter mailed by dissenter was not mailed within the 30-day period specified in subsection (7) and did not qualify as a demand letter, but was only evidence that dissenter's demand remained unsettled. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Letter delivered to post office box designated as place where corporation would receive payment demands and other communications considered received within 30-day period. M Life Ins. Co. v. S & W, 962 P.2d 335 (Colo. App. 1998).

Dissenter entitled to amount demanded with interest. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Costs not properly assessed against dissenter. Dissenter's suit was an exercise of statutory rights and not an arbitrary and vexatious action pursued in bad faith. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Defendant corporation owed dissenting stockholder the fair value, not the redemption value, for plaintiff's preferred stock. Fair value is akin to fair market value, the value a shareholder would receive in an arms-length transaction, and not necessarily an existent redemptive value if the redemptive value is lower than fair market value. Breniman v. Agricultural Consultants, 829 P.2d 493 (Colo. App. 1992).

Extraordinary actions of the corporation in selling off its property permit the dissenting shareholder to invoke this section to obtain fair value payment for his shares. Breniman v. Agricultural Consultants, 829 P.2d 493 (Colo. App. 1992).

Applied in Walter S. Cheesman Realty Co. v. Moore, 770 P.2d 1308 (Colo. App. 1988).

7-113-301. Court action.

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation's principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

 (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

Source: L. 93: Entire article added, p. 820, § 1, effective July 1, 1994. L. 96: (2) amended, p. 1324, § 33, effective June 1. L. 2003: (2) amended, p. 2327, § 261, effective July 1, 2004. L. 2004: (2) amended, p. 1506, § 279, effective July 1.

ANNOTATION

Law reviews. For article, "Dissenter's Rights in Colorado", see 18 Colo. Law. 1101 (1989).

Annotator's note. Since § 7-113-301 is similar to § 7-4-124 as it existed prior to the 1993 recodification of the "Colorado Business Corporation Act", articles 101 to 117 of title 7, cases construing that provision and its predecessors have been included in the annotations to this section.

Interpretation of "fair value". Relying on case law interpreting "fair value" within the context of dissenters' rights statutes in other states, a determination of fair value is based on all relevant value factors considering the particular circumstances of the corporation involved. Such a determination is not premised upon any precise mathematical formula. Pioneer Bancorporation, Inc. v. Waters, 765 P.2d 597 (Colo. App. 1988).

"Shall" as used in subsection (8)(f) is mandatory. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Letter mailed by dissenter was not mailed within the 30-day period specified in subsection (7) and did not qualify as a demand letter, but was only evidence that dissenter's demand remained unsettled. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Dissenter entitled to amount demanded with interest. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Costs not properly assessed against dissenter. Dissenter's suit was an exercise of statutory rights and not an arbitrary and vexatious action pursued in bad faith. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Defendant corporation owed dissenting stockholder the fair value, not the redemption value, for plaintiff's preferred stock. Fair value is akin to fair market value, the value a shareholder would receive in an arm's-length transaction, and not necessarily an existent redemptive value if the redemptive value is lower than fair market value. Breniman v. Agricultural Consultants, 829 P.2d 493 (Colo. App. 1992).

Extraordinary actions of the corporation in selling off its property permit the dissenting shareholder to invoke this section to obtain fair value payment for his shares. Breniman v. Agricultural Consultants, 829 P.2d 493 (Colo. App. 1992).

Minority discount should not, as a matter of law, be applied in valuing dissenting shareholder's stock. Pueblo Bancorporation v. Lindoe, Inc., 37 P.3d 492 (Colo. App. 2001), aff'd on other grounds, 63 P.3d 353 (Colo. 2003).

Marketability discount should not be applied absent extraordinary circumstances in valuing dissenting shareholder's stock; the conversion to an S corporation by merger is not such an extraordinary circumstance. Pueblo Bancorporation v. Lindoe, Inc., 37 P.3d 492 (Colo. App. 2001) (declining to follow M Life Ins. Co. v. Sapers & Wallack Ins. Agency, Inc., 40 P.3d 6 (Colo. App. 2001)) (supreme court in Pueblo Bancorporation v. Lindoe, Inc., 63 P.3d 353 (Colo. 2003), annotated below, disagreed with the reasoning of the court of appeals).

Marketability discount should not be applied; fair value means neither fair market value nor that value determined on a case-by-case approach, but rather the shareholder's proportionate ownership interest in the value of the corporation. Pueblo Bancorporation v. Lindoe, Inc., 63 P.3d 353 (Colo. 2003) (disagreeing with the reasoning of the court of appeals in Pueblo Bancorporation v. Lindoe, Inc., annotated above).

Interest on the judgment that is available does not include interest under § 5-12-102 (1)(a) in an amount that recognizes the gain or benefit realized by the person wrongfully withholding such money. Pueblo Bancorporation v. Lindoe, Inc., 37 P.3d 492 (Colo. App. 2001), aff'd on other grounds, 63 P.3d 353 (Colo. 2003).

Applied in Walter S. Cheesman Realty Co. v. Moore, 770 P.2d 1308 (Colo. App. 1988).

7-113-302. Court costs and counsel fees.

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

 (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

Source: L. 93: Entire article added, p. 821, § 1, effective July 1, 1994. L. 2003: (2)(a) amended, p. 2327, § 262, effective July 1, 2004.

ANNOTATION

Law reviews. For article, "Dissenter's Rights in Colorado", see 18 Colo. Law. 1101 (1989).

Annotator's note. Since § 7-113-302 is similar to § 7-4-124 as it existed prior to the 1993 recodification of the "Colorado Business Corporation Act", articles 101 to 117 of title 7, cases construing that provision and its predecessors have been included in the annotations to this section.

Award under this section granting attorney fees, but not determining the amount, is not a final and appealable order. M Life Ins. Co. v. Sapers & Wallack Ins. Agency, Inc., 40 P.3d 6 (Colo. App. 2001).

Interpretation of "fair value". Relying on case law interpreting "fair value" within the context of dissenters' rights statutes in other states, a determination of fair value is based on all relevant value factors considering the particular circumstances of the corporation involved. Such a determination is not premised upon any precise mathematical formula. Pioneer Bancorporation, Inc. v. Waters, 765 P.2d 597 (Colo. App. 1988); M Life Ins. Co. v. Sapers & Wallack Ins. Agency, Inc., 40 P.3d 6 (Colo. App. 2001).

"Shall" as used in subsection (8)(f) is mandatory. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Court should not have treated the costs of computer-aided legal research as within the discretionary award of attorney fees; rather, they should have been treated as a mandatory award of costs, to be awarded if: (1) The client was billed for the research expenses separately from the attorney fees; (2) the research was necessary for trial preparation; and (3) the amount requested was reasonable. Pueblo Bancorporation v. Lindoe, Inc., 37 P.3d 492 (Colo. App. 2001), aff'd on other grounds, 63 P.3d 353 (Colo. 2003).

Letter mailed by dissenter was not mailed within the 30-day period specified in subsection (7) and did not qualify as a demand letter, but was only evidence that dissenter's demand remained unsettled. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Dissenter entitled to amount demanded with interest. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Costs not properly assessed against dissenter. Dissenter's suit was an exercise of statutory rights and not an arbitrary and vexatious action pursued in bad faith. Egret Energy Corp. v. Peierls, 796 P.2d 25 (Colo. App. 1990).

Defendant corporation owed dissenting stockholder the fair value, not the redemption value, for plaintiff's preferred stock. Fair value is akin to fair market value, the value a shareholder would receive in an arm's-length transaction, and not necessarily an existent redemptive value if the redemptive value is lower than fair market value. Breniman v. Agricultural Consultants, 829 P.2d 493 (Colo. App. 1992).

Extraordinary actions of the corporation in selling off its property permit the dissenting shareholder to invoke this section to obtain fair value payment for his shares. Breniman v. Agricultural Consultants, 829 P.2d 493 (Colo. App. 1992).

Applied in Walter S. Cheesman Realty Co. v. Moore, 770 P.2d 1308 (Colo. App. 1988).